                                                                    EXHIBIT 10.1

                                          AS INDICATED ON THE AFFECTED       -1-
                                          PAGES, PORTIONS OF THIS DOCUMENT
                                          HAVE BEEN OMITTED AND FILED
                                          SEPARATELY WITH THE SECURITIES
                                          AND EXCHANGE COMMISSION WITH A
                                          REQUEST FOR CONFIDENTIAL
                                          TREATMENT OF THE OMITTED TERMS

                          CONTRACT SERVICES AGREEMENT

This Contract Services Agreement (the "Agreement") is entered into by and between AT&T Corp., with offices at 745 Rte. 202/206, Bridgewater, New Jersey 08807 ("AT&T") and NetSolve, Incorporated, with offices at 9130 Jollyville Road, Suite 200, Austin, Texas 78759 ("NetSolve").

PARAGRAPH 1 - STATEMENT OF WORK

[The original terms contained in Paragraph 1 have been superseded by the terms set forth in Amendment Nos. 4, 5 and 6 which are attached hereto.]

PARAGRAPH 2 - CONTRACT REPRESENTATIVE

[The original terms contained in Paragraph 2 have been superseded by the terms set forth in Amendment Nos. 4, 5 and 6 which are attached hereto.]

PARAGRAPH 3 - TERM

[The original terms contained in Paragraph 3 have been superseded by the terms set forth in Amendment Nos. 4, 5 and 6 which are attached hereto.]

PARAGRAPH 4 - PAYMENT FOR SERVICES

[The original terms contained in Paragraph 4 have been superseded by the terms set forth in Amendment Nos. 4, 5 and 6 which are attached hereto.]

PARAGRAPH 5 - TAXES

Unless AT&T provides a valid tax exempt certificate to NetSolve, AT&T agrees to pay any taxes due on the services provided by NetSolve under this Agreement, except for (i) any tax based on NetSolve's net income; (ii) state or local privilege or excise taxes imposed on NetSolve based on gross receipts or gross income; (iii) capital stock or franchise taxes imposed on NetSolve; or (iv) any personal or real property taxes assessed against or payable by NetSolve.


                               AT&T PROPRIETARY

                                                                            -2-
PARAGRAPH 6 - COMPETITION

A. NetSolve and AT&T shall not be precluded from competing against each other for the same customer opportunity. However, (1) NetSolve shall not use customer information that it obtains as a result of performing services hereunder or the network designs developed hereunder to compete with AT&T or others; (2) NetSolve shall not disclose such customer information or network designs to its employees, agents, subcontractors or suppliers who compete with AT&T or others; and (3) NetSolve shall not contact any customer for whom it has provided contract services under this Agreement until at least ninety (90) days after termination of this Agreement, unless the customer opportunity has been developed other than as a result of performing services hereunder.


B. Additionally, unless AT&T has given NetSolve prior written- consent, NetSolve shall not disclose to customers, potential customers or others that NetSolve is a supplier of contract services to AT&T. Such disclosure shall not be prohibited if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order. If the required disclosure is part of a federal or state securities filing, NetSolve shall provide AT&T with prompt notice of such requirement; provided, however, that if the required information does not include customers' proprietary information, AT&T shall not seek an appropriate protective order without NetSolve's consent.

PARAGRAPH 7 - INVOICING AND PAYMENT

Invoices for recurring monthly charges and maintenance shall be sent monthly in advance by NetSolve, based on the number of Router Sites installed and maintained as of the date the invoice was sent. Invoives for equipment purchased from NetSolve shall be sent when the equipment is shipped by NetSolve to the Router Site. When the implementation of the end-user customer's network is complete and operational NetSolve will invoice AT&T for the one-time, non-recurring charges associated with the coordination of installed equipment. Invoices shall be sent to AT&T at the address shown above, directed to the personal attention of AT&T's Contract Representative, or other representative as designated by AT&T. All undisputed amounts due shall be paid within forty-five
(45) days after AT&T's receipt of the invoice. Any unpaid disputed amount shall be documented by AT&T prior to the due date. NetSolve may charge AT&T a one percent (1%) late charge on any undisputed amounts not paid within forty-five
(45) days after AT&T's receipt of the invoice containing such amounts.

                               AT&T PROPRIETARY

PARAGRAPH 8 - ALTERNATE DISPUTE RESOLUTION

If a dispute arises out of or relates to this Agreement or its breach, and if such dispute cannot be settled through good faith and negotiation of the parties, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time, at the option of a party, to non-binding mediation by the American Arbitration Association ("AAA"). If not thus resolved it shall be referred within thirty (30) days of the mediation to binding arbitration by a sole arbitrator pursuant to the AAA Commercial Arbitration Rules. Judgment on the arbitration award shall be made within six (6) months of selection of the arbitrator and may be entered in any court having jurisdiction. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement, and may not award punitive damages or damages excluded by the INDEMNITY AND LIMITATION OF LIABILITY paragraph of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of mediation and arbitration in confidence. The mediation and arbitration shall be conducted in New York, unless otherwise mutually agreed between the parties. Each party shall bear its own expenses, but those related to the compensation of the mediator and arbitrator shall be borne equally.

PARAGRAPH 9 - ASSIGNMENT

NetSolve shall not assign any right or interest under this Agreement or orders issued pursuant to this Agreement nor delegate any work or other obligation to be performed or owed under this Agreement without the prior written consent Of AT&T. Any attempted assignment or delegation in contravention of the above provisions shall be void and ineffective. With AT&T's prior written consent, which shall not be unreasonably withheld, NetSolve may subcontract installation and maintenance responsibilities under this Agreement, but shall retain responsibility for the subcontracted work. A list of approved sub-contractors is provided in ATTACHMENT E hereto, "Approved NetSolve Subcontractor List". Such list may be changed from time to time upon the mutual agreement of the parties.

PARAGRAPH 10 - AUDIT

NetSolve shall maintain accurate and complete records of all work performed in support of this Agreement. NetSolve shall permit AT&T to examine and audit these records at all reasonable times. The AT&T Contract Representative shall give NetSolve at least ten (10) days advance notice of an examination or

                               AT&T PROPRIETARY
audit. NetSolve shall retain all such records for a period of not less than two
(2) calendar years after the service is performed. AT&T shall avoid undue disruption of NetSolve's business operations during an examination or audit. Any information contained in the records examined during an examination or audit shall be subject to the confidentiality provisions contained in Paragraph 26 of this Agreement.

PARAGRAPH 11 - COMPLIANCE WITH LAWS

NetSolve and its employees, agents, subcontractors and suppliers shall comply with all applicable federal, state and local laws, ordinances, regulations and codes, including identification and procurement of required permits, certificates, approvals and inspections, in performance under this Agreement. NetSolve agrees to indemnify AT&T and its customers for any loss or damage that is sustained by reason of any failure to do so.

PARAGRAPH 12 - EXPORT CONTROL ASSURANCE

A. Each party agrees that it does not intend to, and will not knowingly, transmit directly or indirectly any technical data (written, oral or otherwise) received from the other party (or any immediate product produced directly by the use of such technical data, or any commodity produced by such immediate product) to any country or person in violation of the Export Administration Regulations issued by the United States Department of Commerce.

B. The above assurance shall not apply to data that have been made generally available to the public in any form, including: (l) data released orally or visually at open conferences, lectures, trade shows or other media open to the public; (2) publications that may be obtained without cost or are readily available at libraries open to the public; and (3) data not directly and significantly related to design, production or utilization in industrial processes.

PARAGRAPH 13 - FORCE MAJEURE

Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control ("force majeure conditions"). If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party.

                               AT&T PROPRIETARY

PARAGRAPH 14 - INDEPENDENT CONTRACTORS

The relationship between AT&T and NetSolve is that of independent contractors. NetSolve is not, and shall not hold itself out as, an agent, partner, franchisee, or joint venturer of AT&T.

PARAGRAPH 15  INSURANCE

NetSolve shall maintain and cause NetSolve's, agents, subcontractors and suppliers to maintain during the term of this Agreement (1) Workers' Compensation insurance as prescribed by the law of the state in which work is performed, (2) employer's liability insurance with limits of three hundred thousand dollars ($300,000) for each occurrence, (3) comprehensive automobile liability insurance, if the use of motor vehicles is required, with limits of one million dollars ($1,000,000) combined single limit for bodily injury and property damage for each occurrence, and (4) Public/Products Liability insurance with limits of one million dollars ($1,000,000) for each and every claim in respect of Public Liability and in the aggregate for each year in respect of Products Liability. All Public/Products Liability insurance shall designate AT&T Corp., its affiliates, and their officers, directors and employees (hereinafter referred to in this paragraph as "AT&T") as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage. NetSolve agrees that NetSolve, NetSolve's insurer(s) and anyone claiming by, through, under or in NetSolve's behalf shall have no claim, right of action or right of subrogation against AT&T or its customers based on any loss or liability insured against under the foregoing insurance. NetSolve and NetSolve's agents, subcontractors, and suppliers shall, if requested, furnish prior to the start of work certificates or adequate proof of the foregoing insurance, including copies oil the endorsements and insurance policies.

PARAGRAPH 16 - LICENSES

No licenses, express or implied, under any patents are granted by either party to the other under this Agreement.

PARAGRAPH 17 - NON-WAIVER

No course of dealing or failure of either party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

                               AT&T PROPRIETARY

PARAGRAPH 18 - PUBLICITY

A. Unless AT&T has given NetSolve prior written consent: (1) no AT&T identification or references to AT&T or AT&T's customers or the activities undertaken by NetSolve under this Agreement shall be used in any of NetSolve's advertising or promotional efforts and (2) neither NetSolve nor any of NetSolve's employees, agents, subcontractors and suppliers shall release for publication any article or other statement relating to AT&T, AT&T's customers, or the activities undertaken by NetSolve under this Agreement.

B. Such disclosure shall not be prohibited if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order. If the required disclosure is part of a federal or state securities filing, NetSolve shall provide AT&T with prompt notice of such requirement; provided, however, that if the required information does not include customers' proprietary information, AT&T shall not seek an appropriate protective order without NetSolve's consent.

PARAGRAPH 19 - RELEASES VOID

Neither party shall require waivers or releases of any personal rights from representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases or waivers shall be pleaded by them in any action or proceeding.

PARAGRAPH 20 - REVIEW OF WORK

All work rendered under this Agreement is subject to review by the individual designated in this Agreement as AT&T's Contract Representative or, in the absence of AT&T's Contract Representative, by others as may be designated by AT&T in writing.

PARAGRAPH 21 - SEVERABILITY

If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect, and the parties shall negotiate in good faith a substitute provision.

PARAGRAPH 22 - SUPERVISION

A. Such work as NetSolve or any of NetSolve's employees, agents, subcontractors or suppliers, render under this Agreement shall be rendered in NetSolve's capacity as an independent contractor and it is


                               AT&T PROPRIETARY
the intent of AT&T and NetSolve that NetSolve and NetSolve's employees, agents, subcontractors or suppliers shall not, by reason of this Agreement or performance of services under this Agreement, be considered employees of AT&T or entitled to any AT&T benefits. AT&T's Contract Representative shall exercise no supervision over NetSolve or NetSolve's employees, agents, subcontractors or suppliers, but shall be available for consultation and advice. NetSolve shall promptly notify AT&T's Contract Representative of any changes in personnel assigned to work under this Agreement. NetSolve shall consider any changes in employees, agents, subcontractors or suppliers that may be reasonably requested by AT&T's Contract Representative.

B. NetSolve shall indemnify and save AT&T harmless from and against any losses, damages, claims, demands, suits and liabilities that arise out of, or result from, any failure by NetSolve to perform its obligations under this Paragraph. NetSolve shall also indemnify and save AT&T harmless from any entitlement, assertion or claim, which any of NetSolve's employees, agents, subcontractors or suppliers might have or might make relative to rights or privileges in any AT&T employee benefit plan and which arises out of work rendered under this Agreement, and which is caused by or results from NetSolve's failure to perform its obligations under this Paragraph.

PARAGRAPH 23 - SURVIVAL OF OBLIGATIONS

Obligations under this Agreement which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not limitation, those in the paragraphs ALTERNATE DISPUTE RESOLUTION, INDEMNITY AND LIMITATION OF LIABILITY, COMPLIANCE WITH LAWS, EXPORT CONTROL ASSURANCE, COMPETITION, USE OF INFORMATION, RELEASES VOID, AUDIT and WARRANTY, shall survive termination, cancellation or expiration of this Agreement.

PARAGRAPH 24 - TERMINATION

A. This Agreement may be terminated: (1) at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's bankruptcy, liquidation, insolvency or acquisition by a competitor of AT&T [such competitors include, but are not limited to Ameritech, Avantis, Bell Atlantic, Bell South, CompuServe, LCI (Litel), MCI, NYNEX, Pacific Telesis Group, Southwestern Bell, Sprint, U.S. West, and WorldCom (Wiltel/LDDS)]; or (2) upon thirty (30) days advance written notice by either party if the other party fails to perform any material term or condition of this Agreement and does not remedy the failure within the notice period.

B. Beginning January 1, 1998, a ten-month ramp-down period will take place. If AT&T terminates this Agreement pursuant to Paragraph


                               AT&T PROPRIETARY

26(A)(1) or (2), there will be no ramp-down period. If NetSolve terminates this Agreement pursuant to Paragraph 26(A)(2), there will be no ramp-down period, however, NetSolve shall be entitled to payment based upon the amount that would have been received had the ramp-down period begun as of the effective date of termination. During the ramp-down period, at AT&T's discretion, existing Router Sites will be transitioned to other network management centers. The number of Router Sites that will be transitioned will be based on a percentage of the number of Router Sites existing at the beginning of the ramp-down period.

The following table illustrates the minimum target percentage of Router Sites that will be supported by NetSolve during the ramp-down period. The actual number of Router Sites that will be supported by NetSolve during the ramp-down will be determined by AT&T, but if the actual percentage of Router Sites supported is less than the minimum target percentage of Router Sites to be supported, AT&T shall pay NetSolve based upon the minimum targeted percentage. However, AT&T shall not be responsible to pay for minimum targeted percentage shortfalls resulting from customers' terminations of Router Sites.

===================================================================
RAMP-DOWN PERIOD        MINIMUM TARGET       EXAMPLE: IF NETSOLVE
                     PERCENTAGE OF SITES     SUPPORTS 1,200 SITES
                    SUPPORTED BY NETSOLVE    AT THE BEGINNING OF
                                             THE RAMP-DOWN PERIOD,
                                             THE FOLLOWING NUMBERS
                                             REPRESENT TARGETS FOR
                                             SITES SUPPORTED DURING
                                             THE TRANSITION.
===================================================================
  Prior Month               100%                    1,200
-------------------------------------------------------------------
    Month 1                  90%                    1,080
-------------------------------------------------------------------
    Month 2                  80%                      960
-------------------------------------------------------------------
    Month 3                  70%                      840
-------------------------------------------------------------------
    Month 4                  60%                      720
-------------------------------------------------------------------
    Month 5                  50%                      600
-------------------------------------------------------------------
    Month 6                  40%                      480
-------------------------------------------------------------------
    Month 7                  30%                      360
-------------------------------------------------------------------
    Month 8                  20%                      240
-------------------------------------------------------------------
    Month 9                  10%                      120
-------------------------------------------------------------------
    Month 10                  0%                        0
===================================================================

C. Upon termination, AT&T shall pay NetSolve the amount due for services rendered up to and including the effective date of termination and no further work shall be rendered under this Agreement. Such payment shall constitute a full and complete discharge of AT&T's obligations under this Agreement.


                               AT&T PROPRIETARY

PARAGRAPH 25 - TIMELY PERFORMANCE

If either party has knowledge that anything prevents or threatens to prevent the timely performance of the work under this Agreement, such party shall promptly notify the other party's appropriate representative thereof and include all available relevant information concerning the delay or potential delay.

PARAGRAPH 26 - USE OF INFORMATION

A. Any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs or code analyses, plans, business strategies or other technical or business information or data, written, oral or otherwise (all hereinafter designated "Information") furnished to one party by the other under this Agreement or in contemplation of this Agreement shall remain the disclosing party's property; provided, however, that all customer-specific information, whether developed or furnished by AT&T or by NetSolve, shall be deemed AT&T's Information and shall be treated as such by the parties. All copies of such Information in written, graphic or other tangible form shall be returned to the disclosing party at the disclosing party's request. Unless such Information was previously known to the receiving party free of any obligation to keep it confidential, has been or is subsequently made public by the disclosing party, or was independently developed by the receiving party, such Information shall be kept confidential by the receiving party, shall be used only in performing under this Agreement, and may not be used for other purposes except upon such terms as may be agreed upon between NetSolve and AT&T in writing. By way of example and not limitation, the receiving party shall:

     i. Restrict disclosure of the Information solely to those of its employees, agents, subcontractors or suppliers with a need to know and not disclose it to third parties; and

     ii. Advise employees, agents, subcontractors or suppliers, who receive the Information of the obligation of confidentiality hereunder; and

     iii. Use and require employees, agents, subcontractors or suppliers to use the same degree of care to protect the Information as is used by the receiving party with its own proprietary information; and

NetSolve hereby acknowledges the sensitivity of the work as it may affect the employees of AT&T, and NetSolve agrees to refrain from initiating any direct or indirect communications with any employees of AT&T or its affiliated companies without the prior written approval of


                               AT&T PROPRIETARY

AT&T, unless such communication is required for NetSolve's fulfillment of its obligations under this Agreement. NetSolve agrees not to disclose its participation in this project except as otherwise provided herein.

B. Such disclosure shall not be prohiited if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any information, material, records or files of AT&T which are obtained as a result of this Agreement, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order. If the required disclosure is part of a federal or state securities filing, NetSolve shall provide AT&T with prompt notice of such requirement; provided, however, that if the required information does not include customers' proprietary information, AT&T shall not seek an appropriate protective order without NetSolve's consent.

C. No license to a party, under any trademark, patent, copyright or any other intellectual property right, is either granted or implied by the conveying of Information to such party.

PARAGRAPH 27 - WARRANTY

NetSolve warrants that (1) the work performed under this Agreement shall proceed with promptness and diligence and shall be executed in a first class workmanlike manner, in accordance with the highest professional standards in the field and to AT&T's reasonable satisfaction, and (2) that material furnished hereunder will be free from defects in design (except to the extent designed by AT&T), material and workmanship and will conform to and perform in accordance with specifications.

PARAGRAPH 28 - HARMONY

NetSolve shall be entirely responsible for all persons furnished by NetSolve working in harmony with all others when working on AT&T's premises or those of AT&T's customers. AT&T shall be entirely responsible for all persons furnished by AT&T working in harmony with all others when working on NetSolve's premises.

PARAGRAPH 29 - IDENTIFICATION CREDENTIALS

AT&T may, at its discretion, require NetSolve's employees, agents, subcontractors and suppliers to exhibit identification credentials, which AT&T may issue, in order to gain access to AT&T's premises or those of AT&T's customers for the performance of contract services. If for any reason any of NetSolve's employees, agents, subcontractors and suppliers are no longer performing work, NetSolve shall immediately inform AT&T's Contract Representative in the speediest manner possible.


                               AT&T PROPRIETARY

Notification shall be followed by the prompt delivery to AT&T's Contract Representative of the identification credentials involved or a written statement of the reasons why the identification credentials cannot be returned.

PARAGRAPH 30 - INDEMNITY AND LIMITATION OF LIABILITY

A. Each party shall defend, indemnify and hold the other party, its affiliates, any company it controls directly or indirectly, and its and their officers, directors, employees, agents, subcontractors and suppliers, harmless from any and all claims, suits, actions, demands, costs, settlements, losses, damages, expenses and all other liabilities, including attorneys' fees, arising out of or resulting from (1) the indemnifying party's breach of this Agreement; (2) the intentional or negligent acts or omissions on the part of the indemnifying party, its affiliates, employees, agents, subcontractors or suppliers in the performance of or failure to perform the activities contemplated by this Agreement; (3) assertions under Workers' Compensation or similar acts made by persons furnished by the indemnifying party, or by any agent, subcontractor or supplier of the indemnifying party or by reason of any injuries to such persons for which the indemnified party would be responsible under Workers' Compensation or similar acts if the persons were employed by the indemnified party; and (4) any infringement or claim of infringement of any patent, trademark, copyright, trade secret or other intellectual property right of third parties based on the manufacture, repair, sale, use, importation, reproduction, and/or distribution of materials furnished by the indemnifying party to the indemnified party hereunder.

B. The indemnified party agrees to notify the indemnifying party within a reasonable time of any written claims or demands against the indemnified party for which the indemnifying party is responsible pursuant to this Paragraph 30.

C. A party's aggregate limit of liability under this Agreement with respect to its obligations under Paragraph 30(A) and elsewhere in this Agreement shall be $500,000; provided, however, that this limit of liability shall not apply with respect to claims for damages to real or tangible personal property or for bodily injury or death or with respect to the compensation set forth in Paragraph 4. If claims for which a party is responsible under this Agreement exceed the party's aggregate limit of liability and the party decides not to increase its aggregate limit of liability to cover such claims, the other party shall have the right to terminate this Agreement on ninety (90) days notice in writing and, in the event of such termination by AT&T, the ramp-down period shall not be applicable.

D. Except for bodily injury or death proximately caused by a party's negligence, a party shall not be liable for indirect, incidental,


                               AT&T PROPRIETARY
consequential, reliance or special damages, including without limitation damages for harm to business, lost profits, lost savings or lost revenues, whether or not such party has been advised of the possibility of such damages.

E. These limitations of liability shall apply regardless of the form of action whether in contract, warranty, strict liability or tort, including without limitation negligence of any kind, whether active or passive, and shall survive failure of an exclusive remedy.

PARAGRAPH 31 - LIMITATION OF ACTION

Any legal action arising from or in connection with this Agreement, or any services provided or work performed hereunder, must be brought within two (2) years after the cause of action arises.

PARAGRAPH 32 - NOTICES

The addresses set forth above are the relevant addresses for notices under this Agreement. Notices addressed to AT&T shall be directed to the personal attention of AT&T's Contract Representative. Notices addressed to NetSolve shall be directed to the personal attention of NetSolve's Chief Executive Officer. All notices, to be effective, shall be sent by first class mail or private air courier, in each case with request for receipt of delivery.

PARAGRAPH 33 - CHOICE OF LAW

This Agreement shall be governed by the local law, excluding its choice of law principles, of the State of New York.

PARAGRAPH 34 - ENTIRE AGREEMENT; AMENDMENTS

This Agreement shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall not be amended, modified or rescinded, except in writing signed by NetSolve and AT&T. The provisions of this Agreement supersede all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.


                               AT&T PROPRIETARY

IN WITNESS WHEREOF, AT&T and NetSolve have executed this Agreement through duly authorized representatives for effectiveness as set forth above.

NETSOLVE, INCORPORATED                   AT&T CORP.

By /s/ Craig S. Tysdal                   By /s/ R. M. Aquilina
  --------------------                     -------------------

Name Craig S. Tysdal                     Name R.M. Aquilina
    ------------------                       -----------------

Title President & CEO                    Title VP Business Markets
     ----------------                         ---------------------
                                                Product Management
                                              ---------------------

Date 12/22/95                            Date Jan. 4, 1996
    ---------                                -------------


                               AT&T PROPRIETARY

                   AMENDMENT NOS. 1, 2 AND 3 HAVE TERMINATED

                                                                     [AT&T Logo]
--------------------------------------------------------------------------------
                                                           10 Independence Blvd.
                                                           Warren, NJ 07059
                                                           (908) 580-5599



                                                                  Amendment No.4

The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T") as heretofore modified by Amendments Number 1, 2, and 3 (collectively the "Agreement") is further amended as follows effective as of July 1, 1997:

     1) This Contract Services Agreement is hereby assigned contract number "GSA00D".

     2) Attachment I entitled "CO FRAD Implementation and Management Services" is hereby added and by this reference made part of this Agreement.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

NETSOLVE, INCORPORATED                    AT&T CORP.

By:               Dorren L. Spohn         By:         Judi Arney
              -------------------                     ----------

Signature:    /s/ Dorren L. Spohn         Signature:  /s/ Judi Arney
              -------------------                     --------------

Title:        Chief Technology Officer    Title:      Supplies Manager
              ------------------------                ----------------

Date:         7/23/97                     Date:       7/28/97
              -------                                 -------

                                                                    Attachment I
                                                         to Agreement No. GSA00D

                                  ATTACHMENT I

                 CO FRAD IMPLEMENTATION AND MANAGEMENT SERVICES


This Attachment for Contract Services ("Attachment I") to the Agreement covers CO FRAD Implementation and Management Services ("Services") that NetSolve shall provide to AT&T in support of AT&T's CO FRAD Service offering, as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment I.

For purposes of this Attachment I the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

PARAGRAPH I - STATEMENT OF WORK

NetSolve shall provide Services to AT&T in support of AT&T's CO FRAD Service offering in accordance with the "Statement of Work," Attachments I-1, I-2 and I-3 hereto. Services shall be available to AT&T in the United States and Canada. Modifications to this Statement of Work and its requirements as set forth in Attachments I-1, I-2 and I-3 may be requested from time to time by AT&T without the need for a formal amendment to Attachment I-1, I-2 or I-3. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall not proceed with Services for any such modification until AT&T and NetSolve Contract Representatives agree, in writing, to the appropriate charges.

"Orders" for Services pursuant to this Attachment I shall be sent to Netsolve via an Application Profile Document (APD) form (shown in Attachment I-4). Monthly recurring charges shall commence on the start date of Services as requested by AT&T (such date is herein defined as the "CRD") and continue for the number of months specified by AT&T on the APD (the "Service Term"). Upon expiration of the Service Term, Services will continue to be provided by NetSolve to AT&T on a month to month basis until terminated by either party as set forth in Paragraph 24 of this Attachment I.

Upon expiration or termination of this Attachment I, all Services will continue to be provided through the end of the Service Term and will be non-cancelable by either party except as set forth in Paragraph 24 of this Attachment I.


PARAGRAPH 2 - CONTRACT REPRESENTATIVE:
AT&T's Contract Representative for this Attachment I is Owen Brennan. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

PARAGRAPH 3 - TERM
The effective date of this Attachment I is July 1, 1997 and it shall end on June 30, 2000.

                                                                    Attachment I
                                                         to Agreement No. GSA00D


PARAGRAPH 4 - PAYMENT FOR SERVICES
For services performed by NetSolve under this Attachment I, AT&T will pay NetSolve the following:

1) For the Services described in Attachment I-1 the charges shall be as follows:
 Implementation Services

     $275 per port

     $120 per DS0-A port / Channel moved or changed

Monthly Fees for CO FRAD Management Services

     1 - 5000 ports           $35 per port

     5,001 ports and up       $30 per port

     The following monthly minimum billings apply with respect to the CO FRAD Management Services Fees during the Term of this Attachment I and shall be paid by AT&T for any month that the actual aggregated CO FRAD Management Services Fees shown above total less than the minimum billing levels shown below:

                                        Minimum
          Month Beginning               Billing
          ---------------               ---------

          August 1, 1997                $ 7,000
          September 1, 1997             $ 7,000
          October 1, 1997               $ 7,000
          November 1, 1997              $14,000
          December 1, 1997              $14,000
          January 1, 1997               $14,000
          February 1, 1998              $24,500
          March 1, 1998                 $24,500
          April 1, 1998                 $24,500
          May 1, 1998 through end of
          Term of this Attachment I     $35,000

Rescheduling Fees (Per Occurrence)

     $10 per port per billable reschedule

     Billable reschedule shall mean any changes requested by AT&T less than two weeks prior to the CRD, or any rescheduling of the CRD in excess of two times per site.

Professional Services

     $150 per hour

                                                                    Attachment I
                                                         to Agreement No. GSA00D


2) For the Services described in Attachment I-2 the charges shall be as follows:

One-Time Fees for CO FRAD CPE Procurement and Implementation Services

     $500 per FRAD device

Monthly Fees for CO FRAD CPE Management Services

     $150 per TurboFRAD device
     $300 per OmniFRAD device

COFRAD equipment cost, installation, hardware and software maintenance and on-site maintenance fees for the CO FRAD CPE are not included, and shall be agreed upon by the parties. AT&T and NetSolve will negotiate pricing in good faith if both parties agree to provide this service.

3) For the Services described in Attachment I-3 the charges shall be as follows:

Configuration Backup and Restoral

     For the services described in Attachment I-3 for COFRAD NetFRAD Configuration Backup and Restoral, which is in addition to the COFRAD management services described above, the charges shall be as follows:

          $1,000 per COFRAD per month with the following service assumption:
          Five (5) minute backup duration per mode over a T1 line.

          . Pricing will adjust proportionately to increased backup times, up to a 20 minute maximum. The pricing structure will be renegotiated when this threshold is crossed.
          . Pricing will adjust proportionately to decreased backup times, down to a 2.5 minute minimum. Pricing will not be adjusted below the 2.5 minute minimum.

          For example, if actual backup time is decreased to 3.0 minutes, the charge per month would decrease to $600. If the actual backup time is increased to 10 minutes, the charge per month would be $2000.

PARAGRAPH 7 - INVOICING AND PAYMENT
NetSolve's invoices shall be rendered 1) upon completion of the Services, 2) monthly, sent in advance, for recurring monthly charges, or 3) at other times expressly provided for in this Attachment I, and shall be payable when the Services have been performed to the satisfaction of AT&T. NetSolve shall mail invoices with copies of any supporting documentation required by AT&T to: Owen Brennan, AT&T Route 202/206N, Bedminster NJ 07921-0752 Room 3A110E. Undisputed invoices shall be paid within forty-five (45) days after AT&T's receipt of the invoice.

PARAGRAPH 24 - TERMINATION

1) Termination of the Agreement - The termination of the Agreement shall not affect the rights and obligations of either party under this Attachment I, and this Attachment I shall continue in effect as though the Agreement had not been terminated.

                                                                    Attachment I
                                                         to Agreement No. GSA00D


2) Termination of this Attachment I -

   a) In the event NetSolve shall be in breach or default of any of the terms, conditions or covenants of this Agreement, this Attachment 1, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to NetSolve thereof by AT&T, then in addition to all other rights and remedies of law or equity or otherwise, (subject to limitations under Paragraph 30 of the Agreement), AT&T shall have the right to terminate this Attachment I and/or any such Orders placed by AT&T hereunder without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T.

   b) This Attachment I and any or all Orders placed hereunder may be terminated by AT&T, by notice in writing:

       i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due); or

       ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty (30) days of such notice.

       If a proceeding is commenced under an provision of the United States Bankruptcy Code, voluntary or involuntary, by or against NetSolve, the Agreement, this Attachment I, and any or all Orders my be immediately terminated by AT&T.

   c) This Attachment I and any or all Orders may be terminated at any time by AT&T upon twenty-four hours' written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

   d) Effective July 1, 1998, AT&T may also terminate this Attachment I and all Orders at its convenience at any time pursuant to the following:

       Upon thirty (30) days written notification by AT&T, a 12 month ramp-down period will take place. During this ramp down period, at AT&T's discretion, any or all existing ports supported by NetSolve may be transitioned. The number of ports that will be transitioned will be based on a percentage of the number of ports existing at the beginning of the ramp-down period.

       The following targets represent the minimum percentage of ports that must be supported by NetSolve during the ramp-down period, beginning the first month of the period:

       Ramp Down
       Period         Minimum Target Percentages to be Supported by NetSolve by
       ------         ---------------------------------------------------------
                      the end of the applicable three month period
                      --------------------------------------------

       Months 1-3     85% of the number of ports existing at the beginning of
                      the ramp-down period
       Months 4-6     60% of the number of ports existing at the beginning of
                      the ramp-down period
       Months 7-9     30% of the number of ports existing at the beginning of
                      the ramp-down period
       Months 10-12   0% of the number of ports existing at the beginning of the ramp-down period

       For example: If NetSolve is supporting 1000 ports at the beginning of the ramp-down period, NetSolve must support 850 ports by the end of the third month, 600 by the end of the sixth month, etc.
       The actual number of ports that will be supported by AT&T during the ramp-down period will be determined by AT&T, at its discretion, but if the actual percentage of ports supported by NetSolve is less than the minimum target percentages stated above, AT&T shall pay NetSolve based upon the minimum targeted percentage at the rates established herein. Such payment shall constitute a full and complete discharge of Company's obligation.

       For example: If AT&T decides that NetSolve will only support 600 ports in month three, AT&T shall pay NetSolve for 850 ports in month three.

                                                                    Attachment I
                                                         to Agreement No. GSA00D


3) Termination of Individual Orders placed pursuant to this Attachment I -

   a) AT&T may terminate such Order, without charge, upon 30 days written notice if 1) AT&T's customer is dissatisfied with the Services performed by NetSolve; or 2) AT&T's customer has a change in their normal course of business that impacts services, such as relocation, office closings, or moves; or if AT&T discontinues providing COFRAD services.

   b) AT&T may terminate upon thirty (30) days written notice by AT&T, at no charge, all Orders that upon expiration of the Service Term become "month to month" Orders.

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D


                                ATTACHMENT I-1

                CO FRAD IMPLEMENTATION AND MANAGEMENT SERVICES

DESCRIPTION OF SERVICE
AT&T CO FRAD Service is a value-added wide-area networking service. It supports only SDLC and Bisync protocols utilizing frame-relay as the backbone transport mechanism. FRAD's located in AT&T POP's provide protocol specific encapsulation and reliable end-to-end frame delivery without the express need for CPE equipment other than the normally required CSU/DSU. Currently, the service is available with the following options:

1.   Remote SDLC device (Point-point or Multi-point) to SDLC Host.
2. Remote SDLC device (Point-point or Multi-point) to Token-Ring attached Host. (Requires additional CPE).
3. Remote SDLC device (Point-point or Multi-point) to frame-relay attached (RFC 1490) Host.
4. Remote Bisync device (Point-point or Multi-point) to Bisync Host. (Requires additional CPE).
5. Remote Bisync device (Point-point or Multi-point) to frame-relay attached Host. (Requires additional CPE).

The purpose of the CO FRAD Implementation and Management Services effort is to define and implement services to meet AT&T customer expectations for end to end CO FRAD service implementation and management.


CO FRAD IMPLEMENTATION AND MANAGEMENT SERVICES PROVIDED BY NETSOLVE
All of the service descriptions found in this Attachment I shall pertain only to the (i) "CO FRAD" FRAD located at an AT&T Central Office and (ii) related FRAD located on the customer premises (hereafter referred to as "CPE"). These descriptions shall not apply to any LAN, workstation, Front End Processor (FEP), mainframe computer, minicomputer, DACS, frame-relay switch or any other equipment located at either the customer's location or at an AT&T location.

The following services are offered to AT&T:

 .    CO FRAD Implementation Services
     .    Documentation Review
     .    CO FRAD Configuration
     .    2 hour Implementation Support
          . Full test and turn up of each remote device to customer satisfaction (as defined in the Implementation Support section of this Attachment I-1)
     .    NMC Documentation

 .    CO FRAD Management Services
     .    2/nd/ Level 7 X 24 Customer Fault Management
     .    CO FRAD 7 X 24 Event Monitoring

 .    CO FRAD NetFRAD Configuration Backup and Restoral

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D


COFRAD IMPLEMENTATION SERVICES

Documentation Review
NetSolve shall review APD and supporting documentation.

This service includes:
     . Review APD and supporting configuration documentation for completeness and consistency,
     . Verify that supplied information allows for a complete CO FRAD port configuration.
     . Verify with a high-level design review that supplied information and configuration information fit into basic CO FRAD service.
     . Respond to appropriate AT&T organizations with approval or rejection of design and reasons for this.
     . Work with AT&T to develop an appropriate, workable process for reviewing and returning information.


AT&T shall:
     .    Enter all customers and information into an on-line APD document
     . Assume responsibility for obtaining and verifying all information from the customer.



CO FRAD Configuration
NetSolve shall create and enter a configuration into the CO FRAD based upon information supplied by AT&T in the APD. NetSolve will download the configuration no later than 1 business day before the scheduled install date or else in coordination with an approved AT&T-defined change period or implementation process.

This service includes:
     . Downloading of necessary configuration information into COFRAD in order to completely configure ports for customer connection.
     . Configuration of both the COFRAD frame-relay interface and the COFRAD port attached to the customer's local loop.
     . Update COFRAD on-line documentation describing any changes that have been made.

AT&T shall:
     . Provide NetSolve with all needed provisioning information - APD will be submitted to NetSolve coincident with submission of access in frame relay component orders.
     . Provide a process that indicates that a new physical port needs to be configured.



Implementation Support
NetSolve shall provide the following end-to-end Implementation Support for the implementation of the CO FRAD service for a customer. During the implementation
phase of the CO FRAD for a customer,      NetSolve will:

     . Be on-line by telephone with the customer and the appropriate AT&T organizations for a 2-hour customer implementation period.
     .    Work with customer to verify end-to-end connectivity.
     .    Work with AT&T to resolve CO FRAD configuration.
AT&T shall:
     . Insure that the customer has appropriate technical resources familiar with customer's on-site CPE available to assist during the implementation.
     . Assume responsibility for additional services beyond the allotted time at the Professional Services fee listed in Paragraph 4 - Payment for Services.

NMC Documentation
NetSolve shall create a documentation database to provide a record of a customer's inclusion into the CO FRAD service and to provide a central database of information in the event of a problem.

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D

This service includes:
     .    On-line documentation to enable NetSolve to support the COFRAD.
     .    CO FRAD configuration information
     .    Customer contact lists
     .    Remote/Host PU device lists
     .    Update NetSolve on-line documentation.
     .    E-Mail APD to AT&T maintenance when implementation is complete

AT&T shall:
     .    Provide all customer-specific information.
     .    Enter information directly into AT&T's own database where applicable.
     .    Be responsible for following any internal AT&T processes.
     . Provide electronic or on-line database documentation to NetSolve for all information.

COFRAD MANAGEMENT SERVICES

CO FRAD 7 X 24 X 365 Event Monitoring
Netsolve shall provide 7 X 24 X 365 event monitoring of the CO FRAD devices.

This service includes:
     .    7 X 24 x 365 monitoring of the CO FRAD devices.
     .    Real-time response to CO FRAD device events.
     .    Proactive AT&T notification of CO FRAD based problems.
     .    Coordination of trouble resolution with AT&T NOC.
     .    Call Frame-relay NOC first if problem is customer affecting.
     .    Perform all back-ups for CO FRAD configurations and software.

AT&T shall:

     .    Provide Netsolve with on-line, real-time visibility to the CO FRAD network.
     . Allow NetSolve to make changes to COFRAD NetFrads where necessary or as defined in
     .    AT&T provided guidelines.
     .    Provide a single POC for the resolution of troubles.
     .    Provide documented trouble handling procedures and information flows.
     .    Provide NetSolve with appropriate CO FRAD network documentation.
     . Provide configuration support for the NetLink OmniView system on-site at NetSolve used to provide network visibility.
     . Provide updates so that NetSolve's NetLink OrnniView system remains at the same information and software update levels as AT&T's system.
     .    Update all software and hardware on all CO FRAD NetFRAD's.

                                                                  Attachment I-1
                                                         to Agreement No. GSA00D


2nd Level 7 X 24 X 365 Customer Fault Management
NetSolve shall provide 2nd Level 7X24X365 fault management to AT&T in support of CO FRAD customers. This would include the acceptance of trouble calls from AT&T, isolation of 2nd level problems and working with AT&T to resolve them.

This service includes:
     .    2nd Level 7 X 24 X 365 Fault Management for the COFRAD.
     . Accepting trouble calls from AT&T Frame-relay NOC after 1st Level Support has isolated the problem to the COFRAD
     .    Isolating troubles and escalating to Tier 3.
     .    Coordination with AT&T personnel
     . Developing procedures with AT&T for accepting, resolving and closing troubles.

AT&T shall:
     .    Provide Netsolve with on-line, real-time visibility to the CO FRAD network.
     . Provide a process to NetSolve for making CO FRAD changes to resolve troubles.
     .    Provide a single POC for the resolution of troubles.
     . Provide documented trouble handling procedures and information flows with Accunet NOC and Frame-relay NOC.
     .    Provide 2nd level training sessions as required by NetSolve and AT&T.

                                                                  Attachment I-2
                                                         to Agreement No. GSA00D

                                ATTACHMENT I-2

        CO FRAD CPE PROCUREMENT, IMPLEMENTATION AND MANAGEMENT SERVICES

1.0 DESCRIPTION OF SERVICE

If requested by AT&T via the APD, NetSolve will perform the following Services in support of AT&T COFRAD NetFRAD CPE:

AT&T will provide standard equipment configurations to sales teams and DNCs. DNC will then submit their requirements for CPE based on these configurations via the APD to NetSolve.

NetSolve will:
 .    Validate equipment configuration and final pricing
 .    Provide final pricing and equipment configuration to AT&T DNC
     *    NetSolve will prepare a formal equipment order and e-mail to DNC
     *    Order will include parts list and price of CPE
     *    Order will include software maintenance and on-site maintenance fees
 .    Order CPE on AT&T's behalf under appropriate AT&T contract.

 .    Order software and on-site maintenance on AT&T's behalf under appropriate
     AT&T contract.

 .    Receive, stage, and configure CPE
*    Receive equipment on AT&T's behalf
*    Verify that order is complete
* Load a software configuration into the CPE device and repackage equipment for shipment to customer.

 .    Ship CPE to end user

 .    Notify AT&T to Order and provision the Frame-Relay PVC for management to end user CPE.
     *    Provide any necessary information for ordering to AT&T.

 .    Coordinate installation using AT&T's vendor of choice.
     *    Dispatch on-site maintenance provider on AT&T's behalf
     *    Direct on-site maintenance activity
     *    Verify that CPE is installed and working properly
     * Verify connectivity to COFRAD and end-to-end communications between CPE and COFRAD

 .    Provide ongoing management of end user CPE
     *    7x24x365 proactive fault management of the CPE to the COFRAD
     * Perform software updates on the FRAD as needed and verifyng the CPE is fully operational

                                                                  Attachment I-3
                                                         to Agreement No. GSA00D


                                ATTACHMENT I-3

               CO FRAD NETFRAD CONFIGURATION BACKUP AND RESTORAL

NetSolve shall perform periodic CO FRAD network backups in order to maintain back-up copies of the NetFRAD configurations in the event of a configuration loss. This would include the downloading of the appropriate backup into a NetFRAD in the event a configuration needs to be restored. This service assumes and is made available under the condition that an AT&T/NetLink supplied backup routine does provide a sufficient, accurate and complete backup of a configuration. NetSolve shall re-negotiate the pricing for this service if AT&T can reduce the time required for backups or provide a completely automated backup system.

This service includes:
     .    Daily backups of each NetFRAD when needed.
     .    Backups performed with AT&T supplied backup routines and tools.
     . A Primary backup of each CO FRAD NetFRAD will be made to the NetSolve NetFRAD hard drive.
     . A Secondary backup of each CO FRAD NetFRAD will also be made to AT&T's Tier 3 FRAD
     . Download of backup configuration into CO FRAD in the event of a failure.
     . Re-provisioning of one business day of adds/moves/changes in the event a backup does not completely restore a configuration

AT&T shall:
     . Provide a reliable, functional and accurate backup system to NetSolve in Austin.
     .    Work to improve the backup procedure such that it can be fully automated.
     . Be responsible for the cost of re-provisioning CO FRAD NetFRAD's in the event of a backup failure.
     .    Allow NetSolve to perform periodic test of backups.
     .    Test backups with new CO FRAD operating software downloads.

--------------------------------------------------------------------------------
                                                                  Attachment I-4
                                                         to Agreement No. GSA00D

Application Profile Document (ADP)    CO-FRAD   -   SDLC-to-FRAME    Order Form
--------------------------------------------------------------------------------

This Application Profile Document (APD) covers [xx] ports of CO FRAD Service and [xx] CPE FRAD devices at the locations specified within this APD. This APD is subject to all of the terms and conditions of Attachment I to the Agreement between AT&T and Netsolve. The Service Term for the purposes of this ADP will be [xx] months beginning [date] (the CRD).


By:
   -------------------------------------
     Authorized AT&T Representative

Name:
     -----------------------------------

Title:
      ----------------------------------

Date:
     -----------------------------------

  1. Account Information

--------------------------------------------------------------------------------
               Company Name:  [ ]              AT&T Sales Contact:  [ ]
              Customer TCON:  [ ]                      Attmail ID:  [ ]
                 TCOM Phone:  [ ]                       Telephone:  [ ]
         Sales Order Number:  [ ]               Port number  [ ] of [ ]
--------------------------------------------------------------------------------


2.  ICORE FRAD Port Assignments
--------------------------------------------------------------------------------
FRAD Name:  [ ]   Access Port:  RLP [ ] Port [ ] Channel [ ]
                 Network Port:  RLP [ ] Port [ ]   DLCI  [ ]
--------------------------------------------------------------------------------

3.  CO-FRAD SDLC Port/Device Information

--------------------------------------------------------------------------------
            Port Parameters                   Drop     SDLC Device Parameters
--------------------------------------------------------------------------------

Port Speed: [_] 2.4  [_] 4.8  [_] 9.6 [_] 56    1      Street Address:      [ ]
Port Type:  [_] Terminal  [_] Host                     City/State:          [ ]
                                                       PU id:               [ ]
Window Size (1-7): [ ]                                 Max Bytes Out:       [ ]
Number of Drops:  [ ]
                                              ----------------------------------
                                                2      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]

                                              ----------------------------------
                                                3      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                                4      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                                5      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------

--------------------------------------------------------------------------------
                                                                  Attachment I-4
                                                         to Agreement No. GSA00D

Application Profile Document (ADP)    CO-FRAD   -   SDLC-to-FRAME    Order Form
--------------------------------------------------------------------------------

                                              ----------------------------------
                                               6       Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               7       Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               8       Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               9       Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               10      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               11      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               12      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               13      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               14      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               15      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------
                                               16      Street Address:      [ ]
                                                       City/State:          [ ]
                                                       PU id:               [ ]
                                                       Max Bytes Out:       [ ]
                                              ----------------------------------

                                                             Agreement # GSA005D
                                                                    Page 1 of 31

               AT&T MNS AND NETSOLVE CONTRACT SERVICES AGREEMENT

                                                                 Amendment No. 5

The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. ("AT&T') ("Original Contract") as heretofore modified by Amendments Number 1, 2, 3, and 4 (collectively the "Agreement") is further amended as follows effective as of December 1, 1997:

Previous attachments A through E are hereby deleted and replaced with Attachment A, B, D, H, H-I and Appendices A and B.

Paragraphs 1-4 and 24 are to be deleted in the Original Contract and replaced with the following for purposes of this Amendment No. 5 and Attachment A, B, D and H, H-I and Appendices A and B but otherwise remain in effect, where applicable, with respect to the other Amendments and Attachments to the
Agreement:

PARAGRAPH 1 - STATEMENT OF WORK

NetSolve shall provide Services to AT&T in support of AT&T's Managed Network Solutions (MNS) Service offering in accordance with the "Statement Of Work," (which is comprised of Attachments A, B, D, H and H-1, Appendices A and B). Services shall be available to AT&T in the United States and Canada and, subject to mutual agreement on pricing and DMOQs, in other countries. Modifications to the Statement of Work may be requested from time to time by AT&T and any modifications to Attachments A, B, D, H, H-1 or Appendices A and B shall be approved and incorporated into this Amendment No. 5 upon the written agreement of both parties. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4-Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall continue to provide Services without modification but shall not institute any such modification until the AT&T Contract Representative and NetSolve agree, in writing, to the appropriate charges.

PARAGRAPH 2 - CONTRACT REPRESENTATIVE

AT&T's MNS Contract Representative is the Director of Business Alliance. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

PARAGRAPH 3 - TERM

The effective date of this Amendment No. 5 is December 1, 1997 ("Effective Date"). The terms and conditions of this Amendment No. 5 shall apply retroactively to the Effective Date. The term of this Amendment No. 5 is from the Effective Date through and including the later of (i) the day ending six (6) months after either party notifies the other in writing that it intends to terminate this Amendment No. 5 or (ii) December 31, 1999 (the "Expiration Date"), subject to earlier termination in accordance with this Amendment No. 5. Following the termination of this Amendment No. 5 the twelve (12) month ramp-down period referenced in detail in Paragraph 24 e) of this Amendment No. 5 will commence. Any extensions of this Amendment No. 5 beyond the Expiration Date, or continued work beyond the end of the Ramp down period, shall be pursuant to a written Agreement addendum signed by both parties.


                                                                        12/17/97

                                      -2-                    Agreement # GSA005D
                                                                    Page 2 of 31



At any time on or after July 1, 1999, NetSolve will have the right to refuse NINS Managed Router Services (MRS) customer network business with respect to new customers if AT&T notifies NetSolve that it intends to terminate this Amendment No. 5.

PARAGRAPH 4 - PAYMENT FOR SERVICES

A. For services performed by NetSolve under this Amendment No. 5, AT&T will pay NetSolve a monthly recurring charge for each Router Site having a total of three or more WAN and / or LAN connections ("Hub Site") and a monthly recurring charge for each Router Site having a total of less than three WAN and / or LAN connections ("Non-Hub Site"). However, if a customer's network does not have at least one Hub Site, NetSolve will be paid the monthly Hub Site recurring charge for one of the customer's Router Sites and the monthly Non-Hub Site recurring charge for each of the customer's other Router Sites. The monthly recurring charges are set forth in Table I below and applicable Discounts are set forth in Table 2 below, both of which will be applied retroactively to all business (both existing business as of the Effective Date and new business added after the Effective Date) as of the Effective Date. In addition, AT&T will pay certain one time, non-recurring charges and Time and Material (T&M) charges as set forth in Table I below.

B. Prices for the services in Items 1, 2, 3, 4, 5, 9, 10, and 11 of Table I below are fixed for the term of this Amendment No. 5. Prices for Items 6, 7, 8, and 12 may be changed by NetSolve at any time upon sixty (60) days written notice but only if NetSolve's suppliers raise the underlying prices to NetSolve, and the dollar amount of such increase will not exceed the net dollar increase to NetSolve. In the event of a price change for Non-Recurring charges, orders received prior to receipt by AT&T of the notice of the price change will be provided at the lower of the new price or the previous price. Pricing for equipment maintenance or other similar recurring charges which are provided by third parties shall be applied to orders previously received based on the timing of the price increase or decrease to NetSolve from the third party, which will generally be on the anniversary of the start of service each year. If a price increase exceeds 5% Netsolve shall use reasonable efforts to find substitute suppliers. Further, AT&T may elect to utilize its own suppliers in lieu of NetSolve's suppliers at the time an order is placed for non-recurring charges, or thirty (30) days prior to the annual renewal of equipment maintenance services.

TABLE 1

------------------------------------------------------------------------------------------------------------------
NETSOLVE SERVICE PERFORMED                                  BILLING AT LIST PRICE                      DISC   VOL?
                                                                                                       (a)    (b)
-----------------------------------------------------------------------------------------------------------------
1. CMID Sales Process activities for                          $ * per Proposal                          N      Y
MRS defined in Attachment H and
H-1 [handwriting]
-----------------------------------------------------------------------------------------------------------------
2. CMID Sales Process activities for    $ * per Proposal for Proposals delivered after December 31,     N      Y
MRS and Express defined in                                          1997
Attachments H and H-1 for all other
quoting activity performed by
NetSolve
-----------------------------------------------------------------------------------------------------------------
3. Router Managed Hub Sites                               $ * monthly per Hub Site                      Y      Y
services as defined in Attachment A
-----------------------------------------------------------------------------------------------------------------
4. Router Managed Non-Hub Sites                         $ * monthly per Non-Hub Site                    Y      Y
services as defined in Attachment A
-----------------------------------------------------------------------------------------------------------------
5. Implementation Coordination as              $ * per Hub or Non-Hub Site Installed or Moved           N      N
defined in Attachment A

-----------------------------------------------------------------------------------------------------------------

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AN ASTERISK (*) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN
OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
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                                                                        12/17/97

                                      -3-                    Agreement # GSA005D
                                                                    Page 3 of 31



------------------------------------------------------------------------------------------------------------------
NETSOLVE SERVICE PERFORMED                                  BILLING AT LIST PRICE                      DISC   VOL?
                                                                                                       (a)    (b)
-----------------------------------------------------------------------------------------------------------------
6. Installation Charge                          Non-recurring fee per managed Router Site at
                                          Manufacturer's list price at time of order from AT&T when
-----------------------------------------------------------------------------------------------------------------
                                           NetSolve's vendor is used.  This charge will not apply
                                             when NetSolve coordinates an installation on AT&T's
                                                  behalf utilizing AT&T's other vendor(s).
-----------------------------------------------------------------------------------------------------------------
7. Equipment purchased by AT&T             80% of manufacturer's list price at time of order from       N      N
from NetSolve                                       AT&T when NetSolve's vendor is used.
-----------------------------------------------------------------------------------------------------------------
8. Customer Premise Equipment            The current manufacturer's List Price at time of receipt of    N      N
Maintenance                                  order from AT&T (subject to annual adjustment after
                                            implementation) when NetSolve's vendor is used.  This
                                           charge will not apply when NetSolve orders maintenance
                                              on AT&T's behalf from AT&T's other vendor(s).(c)
-----------------------------------------------------------------------------------------------------------------
9. Implementation Reschedule Fee            $50.00 per Router Site Postponed by AT&T or Customer        N      N
                                             beginning with the second such postponement for the
                                                                Router Site.
-----------------------------------------------------------------------------------------------------------------
10.  Time and Material Activities                 $165.00 per Hour (minimum 2 hour charge)              N      N
     applied for:
 .    After Hours Installation (Work        All services are subject to a minimum of a two (2) hour
     scheduled after 5:00 p.m.)             T&M charge for remote support or a four (4) hour T&M
                                                         charge for on-site support.
 .    Multiple visits to customer site
     due to customer non-readiness

 .    Site visit insisted by customer
     though problem resolution is
     determined and conveyed to be
     linked to non-managed customer
     equipment or due to fault of a
     party other than NetSolve or its
     subcontractors.
-----------------------------------------------------------------------------------------------------------------
11. WorldNet MIS Pricing as             PIM/CPE STAGING                                                 N      Y
defined in Attachment B.
                                        PIM/Integration...$ * per router site (non-recurring)

                                        Telephone Installation...$ * per router site (non-recurring)

                                        Onsite installation...$ * per router site (non-recurring)
-----------------------------------------------------------------------------------------------------------------

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AN ASTERISK (*) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN
OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
--------------------------------------------------------------------------------

                                                                        12/17/97

                                      -4-                    Agreement # GSA005D
                                                                    Page 4 of 31


------------------------------------------------------------------------------------------------------------------
NETSOLVE SERVICE PERFORMED                                  BILLING AT LIST PRICE                      DISC   VOL?
                                                                                                       (a)    (b)
-----------------------------------------------------------------------------------------------------------------
                                        CPE MANAGEMENT FEE                                              Y      Y

                                        Scenario A - NetSolve is managing 700 WNMIS routers by 6/1/98

                                        CPE Management Fee......$ * per router site per month

                                        Scenario B - NetSolve is managing fewer than 700 WNMIS
                                        routers by 6/1/98

                                        CPE Management Fee......$ * per router site per month
-----------------------------------------------------------------------------------------------------------------
                                        SITE TRANSITION FEE                                             N      N

                                        Scenario A - NetSolve is managing 700 WNMIS oruters by 6/1/98

                                        Site Transition Fee......$50 per router site (non-recurring)

                                        Scenario B - NetSolve is managing fewer than 700 WNMIS
                                        routers by 6/1/98

                                        Site Transition Fee......$100 per router site (non-recurring)
-----------------------------------------------------------------------------------------------------------------
                                        REPORTS                                                         N      Y

                                        Performance reports......$ * per router site per month
-----------------------------------------------------------------------------------------------------------------
                                        DMOQ REPORTING                                                  N      N

                                        Incremental DMOQ reports development......$10,000 non-
                                        recurring
-----------------------------------------------------------------------------------------------------------------
12. CUSTOMER TRANSITION FEE in          Per Site MRS Hub...................................$ *          N      N
connection with contract expiration
 or termination                         Per Site Non MRS...................................$ *

                                        WorldNet MIS per router site.......................$ *
-----------------------------------------------------------------------------------------------------------------

     (a) A 'Y' in this column indicates the pricing in this table is eligible for the discounts described in Table 2 below.

     (b) A 'Y' in this column indicates the billings for these services are eligible for use in determining the volume levels set forth in Table 2 below for discounting purposes. Items *, *, *, *, * and * will become eligible for use in determining the volume discount level when AT&T's monthly billing exceeds $350,000.00.

     (c) Maintenance services purchased utilizing NetSolve's vendor may only be canceled by AT&T upon sixty (60) days written notice prior to each anniversary of the service start date and are excluded from the Ramp Down period calculations set forth in Paragraph 24 e).

--------------------------------------------------------------------------------
AN ASTERISK (*) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
--------------------------------------------------------------------------------

                                                                        12/17/97

                                      -5-                    Agreement # GSA005D
                                                                    Page 5 of 31



The following discounts shall apply with respect to the MRS Hub Sites and Non-Hub Sites of AT&T MNS customers:

TABLE 2
------------------------
  TOTAL
 MONTHLY     %DISCOUNT
 BILLING     OFF LIST
 AMOUNT AT     PRICE
  LIST
-----------------------
  $100,000     *%
-----------------------
  $200,000     *%
-----------------------
  $350,000     *%
-----------------------
  $500,000     *%
-----------------------
  $750,000     *%
-----------------------

The following paragraph is to be deleted from the Original Contract and replaced with the following:

PARAGRAPH 6B - COMPETITION

B. Such disclosure shall not be prohibited: (i) if NetSolve is required in a judicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order; or (ii) in connection with a federal or state securities filing, or any other effort to raise capital or borrow funds from any private or public source; provided NetSolve shall provide AT&T with prompt notice of any disclosure (for example, in connection with a road show regarding a pending public offering of securities, NetSolve would inform AT&T in advance of the types of information NetSolve proposes to disclose, such as the length and estimated value of this contract). AT&T may seek an appropriate protective order if the parties do not reach agreement about the scope or content of any proposed disclosure.

The following paragraph is to be deleted from the Original Contract and replaced with the following:

PARAGRAPH 7 - INVOICING AND PAYMENT

Invoices for recurring monthly charges and maintenance shall be sent monthly in advance by NetSolve, based on the number of Router Sites installed and maintained as of the date the invoice was sent. Invoices for equipment purchased from NetSolve shall be sent when the equipment is shipped by NetSolve to the Router Site. When the implementation of the end-user customer's network is complete and operational NetSolve will invoice AT&T for the one-time, non-recurring charges associated with the coordination of installed equipment. Invoices shall be sent to AT&T at the address shown below, directed to the personal attention of AT&T's MNS Contract Representative, or other representative as designated by AT&T. All undisputed amounts due shall be paid within forty-five (45) days after AT&T"s receipt of the invoice. Any unpaid disputed amount shall be documented by AT&T prior to the due date.

Invoices to be sent to:
AT&T
Attn: Sandra Cafro
Room 1B06
745 Rt. 202/206
Bridgewater, NJ 08807

The following paragraph is modified to be included in the paragraph from the Original Contract:

--------------------------------------------------------------------------------
AN ASTERISK (*) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
--------------------------------------------------------------------------------

                                                                        12/17/97

                                      -6-                    Agreement # GSA005D
                                                                    Page 6 of 31


PARAGRAPH 15 - INSURANCE

Contractor will provide and use all reasonable efforts to cause its subcontractors to provide the following minimum insurances:

(i) statutory workers compensation in accordance with all Federal, state and local requirements;

(ii) employers' liability insurance in an amount not less than One Million Dollars ($1,000,000) per each Bodily Injury Accident; One Million Dollars ($1,000,000) policy limit for Bodily Injury by disease; and One Million Dollars ($1,000,000) each employee limit for Bodily Injury by disease;

(iii) commercial general liability (CGL) insurance in an amount not less than One Million Dollars ($1,000,000) per each occurrence; Ten Million Dollars ($10,000,000) general aggregate limit. Such insurance shall include Broad Form Contractual Liability, Broad Form Property Damage Liability, personal and Advertising Injury, Completed Operations and Products. The general aggregate limit may be satisfied by either a single CGL policy or combination of a primary CGL and Umbrella Liability policies,

(iv) comprehensive auto liability covering all owned, non-owned, hired and leased vehicles for Contractor's operations in an mount not less than One Million Dollars ($1,000,000) combined single limit for bodily injury and property damage for each occurrence.

(v) fidelity or crime insurance in an amount not less than One Million Dollars ($1,000,000) each occurrence covering loss in connection with any fraudulent dishonest acts committed by the employees of Contractor, acting alone or in collusion with others, including the property and funds of others in their care, custody or control;

(vi) Contractor shall maintain All Risk Property insurance covering the full replacement value of all improvements, betterments and contents for which Contractor owns or is responsible wherever located, including all equipment, data, media and valuable papers necessary in performance of the services. Such All Risk Property insurance shall include coverage for a loss of revenue and extra expenses incurred as a result of a peril covered under the policy in an amount adequate to cover the actual loss sustained. Such All Risk Property insurance shall include coverage for loss resulting from any destruction, distortion, or corruption of any computer data, coding, program, or Software;

(vii) Contractor shall maintain Professional Liability or Errors and Omissions insurance acceptable to AT&T covering Contractor's liabilities for loss due to error, omission, negligence, mistakes, or failure to take appropriate action in the performance of business or professional duties of their employees in an amount not less than Two Million Dollars ($2,000,000);

      All Commercial General Liability and Automobile liability insurance shall designate AT&T Corp., its affiliates and subsidiaries, its directors, officers and employees ("Company") as Additional Insureds. All such insurance should be primary and non-contributory, and is required to respond and pay prior to any other insurance or self-insurance available to AT&T as it pertains to the Supplier's liability solely under this clause. Any other coverage available to the AT&T applies on an excess basis.

Contractor and all Contractor's subcontractors shall furnish prior to the start of work, certificates or adequate proof of the foregoing insurance including, if specifically requested by Company, copies of the endorsements and insurance policies. Current certificates of insurance should be obtained prior to the commencement of work and be maintained with the contract. Company shall be notified in writing at least thirty (30) days prior to cancellation of or change in a policy. Carriers providing coverage will be rated by A.M. best with at least an A-rating and a financial size category of at least Class VII.


The following paragraph is to be deleted from the Original Contract and replaced with the following:


                                                                        12/17/97

                                      -7-                    Agreement # GSA005D
                                                                    Page 7 of 31



PARAGRAPH 18 - PUBLICITY

A. Unless AT&T has given NetSolve prior written consent: (1) no AT&T identification or references to AT&T or AT&T's customers or the activities undertaken by NetSolve under this Agreement shall be used in any of NetSolve's advertising or promotional efforts and (2) neither NetSolve nor any of NetSolve's employees, agents, subcontractors and suppliers shall release for publication any article or other statement relating to AT&T, AT&T's customers, or the activities undertaken by NetSolve under this Agreement.

B. Such disclosure shall not be prohibited: (i) if NetSolve is required in ajudicial, administrative or governmental proceeding to disclose any such information, but NetSolve shall provide AT&T with prompt notice of such requirement so that AT&T may seek an appropriate protective order; or (ii) in connection with a federal or state securities filing, or any other effort to raise capital or borrow funds from any private or public source; provided NetSolve shall provide AT&T with prompt notice of any disclosure (for example, in connection with a road show regarding a pending public offering of securities, NetSolve would inform AT&T in advance of the types of information NetSolve proposes to disclose, such as the length and estimated value of this contract). AT&T may seek an appropriate protective order if the parties do not reach agreement about the scope or content of any proposed disclosure.


The following paragraph is to be deleted from the Original Contract for this Amendment No. 5 only and replaced with the following:

PARAGRAPH 24 - TERMINATION

Termination of the Agreement - The termination of the Agreement shall not affect the rights and obligations of either party under this Amendment No. 5, and this Amendment No.5 (and the provisions of the Agreement with respect to this Amendment No. 5) shall continue in effect as though the Agreement had not been terminated though

Termination of this Amendment No. 5 -

a) In the event either party shall be in breach or default of any of the terms, conditions or covenants of this Agreement, or this Amendment No. 5, or any or all Orders placed hereunder and such breach or default shall continue for a period of thirty (30) days after the giving of written notice to the defaulting party thereof by the non-defaulting party, then in addition to all other rights and remedies of law or equity or otherwise (subject to the limitations under Paragraph 36 of the Agreement), the non-defaulting party at its discretion shall have the right to terminate any Orders placed by AT&T hereunder which are directly affected by such breach or default without any charge, obligation or liability whatsoever, except as to the payment for Services already received and accepted by AT&T. If this Agreement is terminated by AT&T due to NetSolve's breach or default, AT&T may begin a Ramp Down period to transition existing Router Sites to other management centers without limitation as to: (1) the number of sites transitioned per month, or
   (2) decrease in the amount of monthly billing.

b) The Agreement and all Orders under Attachments A, B and H may be terminated immediately by AT&T by notice in writing:

     i) if NetSolve makes an assignment for the benefit of creditors (other than solely an assignment of moneys due);

     ii) if NetSolve evidences an inability to pay debts as they become due, unless adequate assurance of such ability to pay is provided within thirty
     (30) days of such notice;


                                                                        12/17/97

                                      -8-                    Agreement # GSA005D
                                                                    Page 8 of 31


      (iii) if a proceeding is commenced under a provision of the United States Bankruptcy Code, voluntarily by NetSolve,;

      (iv) if a proceeding is commenced under a provision of the United States Bankruptcy Code, involuntarily, against NetSolve, the Agreement may be terminated by AT&T if such proceeding is not dismissed within thirty (30) days.

c) This Amendment No. 5 and any or all Orders may be terminated at any time by AT&T upon twenty-four hours written notice in the event of NetSolve's acquisition by or merger with a competitor of AT&T.

d) Termination of Individual Orders placed pursuant to this Attachment A-AT&T may terminate individual Orders for Router Sites without charge, upon 30 days written notice, if: a) AT&T's customer is dissatisfied with the Services performed by NetSolve and NetSolve is unable to correct the Services to the customer's reasonable satisfaction within the 30 day notice period; or b) AT&T's customer is expanding and NetSolve is unable to provide the services defined in Attachment A or Attachment B.

e) Following the Expiration Date (as outlined in Paragraph 3 of this Attachment
   A), a twelve month Ramp-Down will take place and existing Router Sites may be transitioned to other management centers at AT&T's discretion. Notwithstanding the previous sentence, the net billings to AT&T under Items 3 and 4 of Table 1, Paragraph 4, (regardless of the number of sites actually managed by NetSolve) shall not be less than the net amount billed in the last full month prior to the Expiration Date less 8% for each full month that has passed following the Expiration Date; however, no amounts shall be due after twelve (12) full months following the Expiration Date except for any Router Sites still managed by NetSolve where AT&T and NetSolve have mutually agreed NetSolve should still provide service.

f) In the event of expiration or termination of this Agreement, in whole or in part, wherein all or some portion of the work will be performed by Company itself or elsewhere, Supplier agrees to provide all reasonable efforts and full cooperation in the orderly transition of the work to Company designated Network Management centers, provision of reports, data configuration files and similar customer specific information and media necessary for continuation of the work transferred, continuation of work at reducing levels if necessary during a transition period and at reduced levels if work is transferred in part. Prices for additional work related to customer transition are covered in Table 1, Paragraph 4, Amendment 5 of this Agreement.

The following paragraph is to be deleted from the Original Contract and replaced with the following:

PARAGRAPH 27 - WARRANTY

NetSolve warrants that (1) the work performed under this Agreement shall proceed with promptness and diligence and shall be executed in a first class workmanlike manner, in accordance with the highest professional standards in the field and to AT&T's reasonable satisfaction, and 2) that material furnished hereunder will be free from defects in design (except to the extent designed by AT&T), material and workmanship and will conform to and perform in accordance with specifications. Except as set forth in this Section 27, NetSolve makes no warranty of merchantability, fitness for a particular purpose, noninfringement,
or of any other kind, express or implied.   The products and services provided
hereunder do not constitute "consumer goods" for any purpose. NetSolve does not warrant that any service, or the operation of any product or software, provided under this Agreement will be uninterrupted or error-free. AT&T acknowledges that the products and services provided hereunder are not designed or intended by NetSolve for use or resale in, or for incorporation into products or services used in, on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or aircraft communication systems, air traffic control, direct life support machines or weapons systems, in which the failure of the products or services could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). NetSolve specifically disclaims any express or implied warranty of fitness for High Risk Activities.



The following paragraph is to be deleted from the Original Contract and replaced with the following:

                                                                        12/17/97

                                      -9-                    Agreement # GSA005D
                                                                    Page 9 of 31


PARAGRAPH 30 - INDEMNITY

All persons furnished by NetSolve shall be considered solely NetSolve's employees or agents, and NetSolve shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. NetSolve agrees to defend, indemnify and save harmless Company, its affiliates, its and their customers and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this Paragraph 30 as "Company") from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) bodily injuries or death to persons or damage to real or tangible property, including theft, to the extent caused (or until finally determined otherwise, alleged to have been caused) by NetSolve's personnel or persons furnished by NetSolve to perform installation, maintenance or similar services or Services on Company's premises (provided that services or Services provided from a remote location, through electronic means, will not be deemed to be furnished "on Company's premises");
(2) assertions under Workers' Compensation or similar acts made by persons furnished by NetSolve or by any subcontractor or by reason of any bodily injuries to such persons for which Company would be responsible under Workers' Compensation or similar acts if the persons were employed by Company; (3) liens against Company real or tangible property, or claims against Company, resulting from NetSolve's failure to satisfy claims of subcontractors for payment for labor, equipment or materials furnished by NetSolve under this Agreement; or (4) any failure by NetSolve to perform NetSolve's obligations under this clause; provided Company provides NetSolve prompt notice of any such claim, demand or suit, fully cooperates in the defense and settlement thereof, and gives NetSolve full control of the defense and settlement thereof. Notwithstanding the foregoing, AT&T may join in the defense of any action, with its own counsel and at its own expense, and in such circumstances, the parties' counsel will reasonably coordinate their defense strategies. If a party is required, under a proposed settlement, to take any action or refrain from taking any action, the settlement may not be entered without such party's written consent, which will not be unreasonably withheld or delayed.


The following paragraph is added to the Original Contract:

PARAGRAPH 35 - INFRINGEMENT


NetSolve shall indemnify and save harmless AT&T, its affiliates, and their customers, and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as AT&T) from and against any losses, damages, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from any proved or unproved claim of infringement of any patent, copyright trademark or trade secret right, or other intellectual property right or any other proprietary interest to the extent arising from the use of any product or service provided hereunder, and will pay any judgment rendered on such claim (each of such claims called an "INFRINGEMENT CLAIM"), provided AT&T provides NetSolve prompt notice of any such claim, fully cooperates in the defense and settlement thereof, and gives NetSolve full control of the defense and settlement thereof. NetSolve further agrees that in the event that a lawsuit includes other claims in addition to the indemnified infringement claims, AT&T shall retain sole control of such other claims.

The foregoing obligations do not apply with respect to claims arising from or in connection with: (i) equipment or products not bearing a NetSolve trademark (such as Cisco routers, Bay Networks hubs and other third party equipment); (ii) the combination of any product or service (including any Service) provided by NetSolve with any service, product, data, process or material not obtained from NetSolve hereunder, or (iii) any claim that could have been avoided if AT&T or its customer had discontinued allegedly infringing activity after AT&T has been advised of the alleged infringement and has failed to follow remedial actions proposed by NetSolve. If any claim under exceptions (i) or (ii) is brought against NetSolve, AT&T agrees to indemnify and defend NetSolve with respect to each such claim (also called an "INFRINGEMENT CLAIM"). If an Infringement Claim arises solely from NetSolve's adherence to AT&T's written instructions regarding services or tangible or intangible goods provided by NetSolve ("ITEMS") and if the Items are not (1) commercial items available on the open market or the same as such items, or (2) items of NetSolve's designated origin, design or selection, AT&T shall indemnify NetSolve. AT&T or NetSolve shall defend or settle, at its own expense any demand, action or suit on any Infringement Claim against the other for which it is the indemnitor under the preceding provisions and each shall timely notify


                                                                        12/17/97

                                     -10-                    Agreement # GSA005D
                                                                   Page 10 of 31


the other of any assertion against it of any Infringement Claim and shall cooperate in good faith with the other to facilitate the defense or settlement of any such claim.


The following paragraph is to be added to the Original Contract:

PARAGRAPH 36 - LIMITATION OF  LIABILITY

Notwithstanding any other provision of this Agreement:

1) Neither party shall be liable for incidental or consequential damages or for loss of profits or revenue (all such damages referred to herein individually and collectively as "Indirect Damages") arising from or in connection with this Agreement or any service (including any Service) or product ordered or provided hereunder, whether or not foreseeable and whether or not based on breach of warranty, contract, negligence, strict liability, tort or otherwise; provided, however, that this limitation of liability shall not apply to "special damages" (e.g., lost wages) arising from bodily injury or death to persons, or to a party's obligations under the following Sections:

    a) Indemnity (provided, however, except for special damages arising from bodily injury or death to persons, NetSolve shall not be liable for Indirect Damages if a claim arises out of or in connection with the use or supply of any product or service (including any Service) obtained hereunder, and AT&T could legally have disclaimed liability for such Indirect Damages in its contract with its customer).
    b) Infringement
    c) Insurance (provided NetSolve's liability for breach of the Section entitled "Insurance" shall not exceed the liability that would have existed if NetSolve had complied with the provisions of such Section)
    d) Compliance with laws.
    e) Use of Information (provided that this exception will apply only to a willful breach by a party of its obligation not to disclose to unauthorized third parties confidential information regarding the other party's customers. In the event of such a breach: (i) the breaching party's total aggregate liability, for direct damages, Indirect Damages or otherwise, arising from or in connection with such breach shall not exceed one million dollars ($1,000,000) in total; and (ii) damages awarded under this exception (e) will not "count" toward the aggregate damage limit set forth in subsection 2 below. The party alleging such a breach will have the burden of proving all elements of the alleged breach and any alleged damages, including willfulness, proximate causation and amount of damages, which must be capable of being ascertained with substantial certainty.)

For purposes of this Agreement. conduct by a party's employee or contractor acting outside the scope of his, her or its authority will not be attributed to that party, except to the extent such losses are covered by the party's insurance (or, if AT&T is self-insured, to the extent such losses would have been covered by insurance if AT&T had the same policies of insurance as NetSolve then has).

                                                                        12/17/97

                                     -11-                    Agreement # GSA005D
                                                                   Page 11 of 31


2. Notwithstanding the foregoing, neither party's total aggregate liability (for direct damages, Indirect Damages or otherwise) arising from or in connection with this Agreement or any product or service (including any Service) ordered or provided hereunder shall exceed:

    (i) for claims for which the party has insurance coverage, the amount paid to the party by the insurance carrier (or, if AT&T is self-insured, the amount that would have been paid to ALT&T by an insurance carrier if AT&T had the same policies of insurance as NetSolve then has);

    (ii) for all other claims, one million dollars ($1,000,000) in total,

provided, however, that these limitations of liability shall not apply to direct or special damages arising from bodily injury or death to persons, or to a party's obligations under the following Sections:

    a) Indemnity (provided, however, except for special damages arising from bodily injury or death to persons, NetSolve shall not be liable for damages if a claim arises out of or in connection with the use or supply of any product or service (including any Service) obtained hereunder, and AT&T could legally have disclaimed liability for such damages in its contract with its customer).
    b) Infringement
    c) Insurance (provided NetSolve's liability for breach of the Section entitled "Insurance" shall not exceed the liability that would have existed if NetSolve had complied with the provisions of such Section)
    d) Payment for Services, Payment, Taxes, Invoicing and Payment
    e) Use of Information (provided that this exception will apply only to a willful breach by a party of its obligation not to disclose to unauthorized third parties confidential information regarding the other party's customers. In the event of such a breach: (i) the breaching party's total aggregate liability, for direct damages, Indirect Damages or otherwise, arising from or in connection with such breach shall not exceed one million dollars ($1,000,000) in total; and (ii) damages awarded under this exception (e) will not "count" toward the aggregate damage limits set forth above. The party alleging such a breach will have the burden of proving all elements of the alleged breach and any alleged damages, including willfulness, proximate causation and amount of damages, which must be capable of being ascertained with substantial certainty.)

The limitations on and disclaimers of remedies, warranties and damages set forth in this Agreement will apply whether or not any remedy provided hereunder fails of its essential purpose.


                                                                        12/17/97

                                     -12-                    Agreement # GSA005D
                                                                   Page 12 of 31


The following paragraph is to be added to the Original Contract:

PARAGRAPH 37 - YEAR 2000 COMPLIANCE

NetSolve warrants that any computer software or services supplied or delivered by or for NetSolve under this Agreement (i) will handle date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output and performing calculations on dates or portions of dates, (ii) will function without any adverse change in operations caused by the advent of the new century, (iii) will respond to two-digit year date input, or allow the user to enter a four digit year, in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner, and (iv) will store and provide output of date information in ways that are unambiguous as to century.

                ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME

NETSOLVE, INCORPORATED                    AT&T CORP.
By:         [Craig S. Tysdal (printed)]   By:     [Diane Fennel (printed)]
            ----------------------------          ------------------------------------

Signature:  [Craig S. Tysdal [signature]  By:     [Diane Fennel (signature)]
            ----------------------------          ------------------------------------

Title:      [President & CEO (printed)]   Title:  [Supplier Mgr-Data Netw'g (printed)]
            ----------------------------          ------------------------------------

Date:       [12-24-97 (printed)]          Date:   [1/14/98 (printed)]
            ----------------------------          ------------------------------------

                                                                        12/17/97

                                     -13-                     Agreement #GSA005D
                                                                   Page 13 of 31


                                 ATTACHMENT A
                    MANAGED NETWORK SOLUTIONS AND NETSOLVE


This Attachment A to Amendment No. 5 of the Contract Services Agreement, (the "Agreement") covers Managed Router Solutions ("MRS") that NetSolve shall provide to AT&T in support of AT&T's Managed Network Solutions ("MNS") offering, when requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment A.

RESPONSIBILITIES

NetSolve's support of MRS will occur during pre-sale activities, post-sale project management, and ongoing network management. In each of these activities, NetSolve will act as a subcontractor of AT&T. In any customer communication, NetSolve will represent itself as AT&T, not as NetSolve. NetSolve as a distinct organization will be transparent to the customer. AT&T shall have the sole and independent responsibility for marketing MRS, including the determination of customer pricing, and in no event shall NetSolve be permitted to review or have access to AT&T's offer pricing to end-user Customers, strategic marketing information, or other competitively sensitive information. NetSolve shall only receive proposals and reports that are needed to perform quality services for AT&T in a timely manner. AT&T and NetSolve will jointly work in defining terms and definitions for an Attachment C to be added within sixty (60) days from the execution of Amendment 5: such definitions shall not serve to change the scope of the work provided by NetSolve hereunder.

NETSOLVE'S ROLES AND RESPONSIBILITIES ARE AS FOLLOWS:

A. NETSOLVE PRE-SALES RESPONSIBILITIES

  .  Receive pre-qualification form
  .  Develop preliminary design of network, router, and DSU/CSU
  .  Consult with account team and customer
  .  Finalize overall network design
  .  Provide monthly report of number of customers and sites designed
  . CMID Sales Process activities outlined in Attachment H and H-1 and similar activities for, other quotes as provided for in this Attachment A

B. NETSOLVE POST-SALES RESPONSIBILITIES

  Implementation Coordination:

     .  Overall Project Management of Implementation

     .  Deliver Project Plan to Customer

     .  Inform customer of necessary preparations

     . Place order for equipment with vendors (acting on AT&T's behalf with AT&T`s vendors if directed to do so by AT&T, or directly with NetSolve's vendors if equipment is contained on the Customer Service Orders "CSO")

     . Place order with equipment maintenance vendors (acting on AT&T`s behalf with AT&T's vendors if directed to do so by AT&T, or directly with NetSolve's vendors if equipment maintenance is contained on the CSO)

     . Place order with equipment install vendors (acting on AT&T's behalf with AT&T's vendors if directed to do so by AT&T, or directly with NetSolve's vendors if equipment install is contained on the CSO)

Installation Activities:

                                                                        12/17/97

                                     -14-                     Agreement #GSA005D
                                                                   Page 14 of 31


  . Provide all necessary documentation for installation and management of AT&T's equipment and equipment service supplier

  .  Receive, stage, and configure equipment

  .  Coordinate provisioning activity of transport and equipment vendors

  . Verify that network and equipment connectivity and configurations are supporting customer applications

  .  Schedule and coordinate Test and Turn-up activities

  .  Provide monthly report of installed customers and sites

  . Provide installation through NetSolve's vendors (if equipment installation is contained on the CSO) or AT&T's vendors


C. NETSOLVE ON-GOING RESPONSIBILITIES

  .  Pro-actively monitor and manage customer networks 24 X 365

  .  Receive customer inquiry and trouble calls

  .  Perform appropriate software upgrades

  .  Isolate and work with equipment vendor to correct router software bugs

  .  Contact with vendors (including AT&T) for trouble resolution

  .  Contact with customers regarding progress of trouble resolution

  .  Provide monthly availability report to AT&T Project Managers and customers

  .  Maintain documentation of network design

  .  Provide monthly summary report of customer and sites supported

  . Provide monthly reports as mutually agreed to within sixty (60) days from execution of agreement

  .  Proactively manage performance of Customer Network

  . Provide maintenance through NetSolve's vendors (if equipment maintenance is contained on the CSO) or AT&T's vendors


AT&T ROLES AND RESPONSIBILITIES ARE AS FOLLOWS:

A. AT&T Pre-Sales Responsibilities

  .  Assess initial requirements

  .  Provide pre-qualification form

  .  Develop design and customer pricing for network transport and equipment

  .  Present proposal to potential customer

                                                                        12/17/97

                                     -15-                     Agreement #GSA005D
                                                                   Page 15 of 31

B. AT&T POST-SALES RESPONSIBILITIES

  .  Provide all appropriate customer information

  .  Place order for network transport

  .  Inform NetSolve of network transport due date

  .  Place equipment orders when required

  .  Deliver project plan to Customer


STRATEGIC RELATIONSHIP APPROACH

AT&T MNS and NetSolve agree that in order for a strategic relationship to be successful a clear understanding of strategies and goals and an overall governing leadership team made up of the parties is required. In order to foster this close cooperation, NetSolve, and MNS agree to establish a Leadership Team within a reasonable time frame following execution of this Agreement. The team shall meet on at least a quarterly basis during the term of this Agreement. This team shall review, coordinate and share strategic long-term planning with respect to the services purchased by AT&T (but neither party shall be required to divulge any proprietary information in this regard), establish principles and policies governing the strategic relationship, set future directions, and resolve issues presented to the team. This team shall include, at a minimum, members from AT&T that are capable of providing functional requirements in line with the strategies of MNS. This team shall include, at a minimum, members from NetSolve that can understand and communicate requirements presented by AT&T representatives to NetSolve's planning process.

PERFORMANCE METRICS AND CREDITS

Performance Metrics include the performance of NetSolve, any third party suppliers of NetSolve and the performance of any suppliers recommended by AT&T for which NetSolve has management responsibilities under this Attachment A. The Performance Metrics will be used to determine any credits due AT&T by NetSolve, subject to the adjustments set forth in the second paragraph of the section titled "Credits for Missed DMOQs" of this Attachment A. Upon expiration of NetSolve's equipment maintenance agreements with respect to existing customers, AT&T may request that the renewal of such equipment maintenance services be placed with any AT&T third party suppliers

TABLE 1

=================================================================
DIRECT MEASURES OF QUALITY                     TARGET
(DMOQ")
=================================================================
Network Availability                99.5% for each end user
-----------------------------------------------------------------
Pro-Active Monitoring - % of        80% in the aggregate for all
 troubles NetSolve calls            end users
 customer first and within 30
 minutes.
-----------------------------------------------------------------
On-Time Installation - First        95% in the aggregate for all
 Sites                              end user installations
-----------------------------------------------------------------
On-Time Installation - Overall      95% in the aggregate for all
                                    end user installations
-----------------------------------------------------------------
Mean Time to Restore - With         12 Hrs, or 4 Hrs after
 Dispatch                           deadline for technician
                                    arrival at site based on
                                    maintenance coverage
                                    purchased, whichever is
                                    later
-----------------------------------------------------------------
Mean Time To Restore -              4 Hrs for all outages for
Overall                             all
                                    end users in the aggregate
=================================================================

                                                                        12/17/97

                                     -16-                     Agreement #GSA005D
                                                                   Page 16 of 31


=================================================================
DIRECT MEASURES OF QUALITY                     TARGET
(DMOQ")
=================================================================
Call Receipt - Average time         80% within 30 seconds in
 customer in queue waiting to be    the aggregate for all end
 picked up for trouble reporting    users
=================================================================



NETWORK AVAILABILITY METRICS
For purposes of these sections the following are defined as:

Network Component: all NetSolve-provided or approved components, in a network designed and mutually agreed upon utilizing service and equipment providers approved by NetSolve, including the frame relay ports and PVCs, local access to AT&T's frame relay switch. T1 multiplexers, CSU/DSUs, routers (to the router LAN port), and cabling between such units, which are covered by Services under a CSO accepted by NetSolve.

Link or Network Link: the logical connection between two customer sites covered by NetSolve Services and consists of all of the Network Components required for connectivity between such sites.

Downtime: the total time in a given month, measured in minutes for each Network Link, that a Network Link is not available to the customer. For purposes of determining whether the Network Availability target is met, Downtime excludes outages resulting from (i) any, operator error, improper act, or omission of AT&T, AT&T's end user customer, or the affiliates, representatives, invitees, licensees, vendors, or the like of either of them; (ii) inaccurate information provided to NetSolve by AT&T or AT&T's end user customer; (iii) failure of any facilities, equipment services, or the like which are not Network Components, including but not limited to LAN components; (iv) failure of AT&T or AT&T's end user customer to perform any of their respective responsibilities under the Agreement or this Attachment A; (v) unavailability of AT&T or AT&T's end user customer personnel to grant NetSolve access to facilities as required for NetSolve to perform its responsibilities; (vi) preventive or scheduled maintenance activities of AT&T, AT&T's end user customer, or any other third party not a sub-contractor or otherwise directed or consented to by NetSolve; or
(vii) any large scale outage of the AT&T network or a network segment, or a significant portion of either thereof. This time will not be excluded from the reported DMOQ, however this time will be excluded from the calculated credits.

Network Availability: the aggregate link minutes in one month (links multiplied by minutes) minus the Downtime minutes, all divided by the aggregate link minutes in one month (links multiplied by minutes) expressed as a percentage for each month. Network Availability includes the physical layer, the data link layer and the network layer of the Network, provided that the source of the problem(s) is a Network Component.

PRO-ACTIVE MONITORING METRICS

NetSolve is responsible for first contact with customers for proactive trouble monitoring for any customer's network. Pro-Active Monitoring is defined to mean contacting the customer before the customer calls in and, in any event, within 30 minutes of receipt of alarm (managed devices only). This metric does not apply in the event of a large-scale network outage which would affect more than 20% of the customers being managed by NetSolve.

INSTALLATION METRICS On-Time Installation (First Sites) - Since Installations and MACs are scheduled by NetSolve Project Implementation Managers with the end-user customer, it is imperative that the service provider arrive on the scheduled date and time. Arrival at the customer premise must be in ample time to allow the installation to be completed successfully and service turned up on the scheduled date. On- Time Installation (First Sites) means the customer's initial two sites were successfully installed on the scheduled installation date. The scheduled installation date is determined by the later of (i) 60 days, from contract

                                                                        12/17/97

                                     -17-                     Agreement #GSA005D
                                                                   Page 17 of 31

acceptance by AT&T; (ii) the customer requested due date; or (iii) 50 days from receipt by NetSolve of a CSO executed by AT&T.

On-Time Installation (Overall) - On time Installation (Overall) means all of the customer's sites installed after the initial two sites were successfully installed on the scheduled installation date.

MAINTENANCE METRICS

Mean Time To Restore (MTTR) - Overall shall be defined as the arithmetic mean of the time to clear trouble tickets (utilizing Downtime eligible for calculating credits as the measure of Time To Restore).

Mean Time To Restore (MTTR) With Dispatch shall be defined as the arithmetic mean of the time to clear trouble tickets (utilizing Downtime eligible for calculating credits as the measure of Time To Restore) when dispatching of a technician (LEC or equipment maintenance) is required to restore the customer's network to satisfactory operating condition.

CALL RECEIPT

NetSolve shall produce monthly reporting showing the Average time MNS customers wait in queue to be picked up for trouble reporting. This metric does not apply in the event of a large-scale network outage which would affect more than 20% of the customers being managed by Netsolve.

CREDITS FOR MISSED DMOQ'S

Beginning sixty days after the effective date of Amendment No. 5, if NetSolve fails to meet the target monthly objectives in any month, NetSolve shall provide AT&T with a credit in each succeeding month that the target objective is not met. The credits associated with each performance metric are set forth in the following table. In no event will the credits for Network Availability, Pro-Active Monitoring, Mean Time to Restore Overall, or Mean Time to Restore with Dispatch with respect to a customer site in any given month exceed the total net billings to AT&T by NetSolve for that month for the charges for the affected router managed hub sites and router managed non-hub sites set forth in Items 3 and 4 of Table 1 in Paragraph 4 of Amendment No. 5. In no event will the credits for On-Time Installation (First Sites), On-Time Installation (Overall), and Customer Satisfaction Metrics - Installation (below) exceed the total net billings to AT&T by NetSolve for the charges for installation set forth in Item 6 of Table I in Paragraph 4 of Amendment No. 5.

No credit will be issued by NetSolve for any DMOQ for a particular customer to the extent the missed DMOQ is caused by a negligent act, omission or failure of AT&T or its affiliates, service supplier, or end user customer. In the event any act, omission, or failure of AT&T's service suppliers (but not AT&T or its affiliates) can be reasonably managed by NetSolve to increase the DMOQ, NetSolve will attempt to work with that service supplier to increase that supplier's performance if such work does not, in NetSolve's sole opinion, significantly increase NetSolve's costs.

--------------------------------------------------------------------------------
NETWORK AVAILABILITY           If NetSolve does not achieve a Network
                               Availability rate of ninety-nine and one-half
                               percent (99.5%) for any customer's network during
                               any two (2) months of a rolling twelve (12) month
                               period, NetSolve shall provide AT&T with a one
                               (1) month credit for the net monthly fees for the
                               charges set forth in Items 3 and 4 of Table 1
                               Paragraph 4 of Amendment No. 5 for all the Router
                               Sites associated with the customer.
--------------------------------------------------------------------------------

                                                                        12/17/97

                                     -18-                     Agreement #GSA005D
                                                                   Page 18 of 31



--------------------------------------------------------------------------------
PRO-ACTIVE MONITORING          For the first month the objective is not met, the
                               credit will be equal to $/*/ for each router site
                               which had downtime for an outage and was not
                               reported by NetSolve within thirty (30) minutes.
                               For any subsequent months the target objective is
                               not met, the credit will be equal to $/*/ for
                               each router side which had downtime for an outage
                               and was not
--------------------------------------------------------------------------------
                               reported by NetSolve within thirty (30) minutes.

--------------------------------------------------------------------------------
MEAN TIME TO RESTORE           The credit will be equal to $/*/ for each router
 (MTTR) OVERALL                site that had Downtime and was restored without
                               dispatch in more than four hours if the MTTR
                               Overall with Downtime for all customers exceed
                               four hours.
--------------------------------------------------------------------------------
MEAN TIME TO RESTORE           The credit will be equal to $/*/ for each router
 (MTTR) WITH DISPATCH          site that had Downtime and was restored with
                               dispatch in excess of the time allowed as set forth above. No credit will be due if a credit is issued for Mean Time to Restore Overall.

--------------------------------------------------------------------------------
ON TIME INSTALLATION (FIRST    The credit will be equal to $/*/ for each router
 SITES)                        site that was installed after the scheduled due
                               date. No credit will be due for any site that is
                               rescheduled with an interval of less than five
                               (5) business days from the end of the day the
                               reschedule notice was received by NetSolve.
--------------------------------------------------------------------------------
ON TIME INSTALLATION           The credit will be equal to $/*/ for each router
 (OVERALL)                     site that was installed after the scheduled due
                               date. No credit will be due for any site that is
                               rescheduled with an interval of less than five
                               (5) business days from the end of the day the
                               reschedule notice was received by Netsolve.
--------------------------------------------------------------------------------



CUSTOMER SATISFACTION METRICS

CUSTOMER SATISFACTION REQUIREMENTS - If any NetSolve activity ( installation or maintenance) is concluded by any AT&T end-user to be unsatisfactory, and AT&T provides a credit for such performance, the following credit is due to AT&T. No credit shall be due to AT&T if the service failure is due solely to any act, omission, or failure of AT&T or its service suppliers set forth below. If the service failure is due in part to any act, omission or failure of NetSolve or NetSolve suppliers, and AT&T or AT&T suppliers, the credit should be reduced by 50% of the amount calculated below.


===============================================================
 Activity Performed                      Credit Due
---------------------------------------------------------------
    Installation                  Actual Credit to Customer
                              Not to exceed 50% of Installation
                                 Fee for the affected sites
---------------------------------------------------------------


----------------------------------------------------------------------------
AN ASTERISK (/*/) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
----------------------------------------------------------------------------

                                                                        12/17/97

                                     -19-                     Agreement #GSA005D
                                                                   Page 19 of 31

-------------------------------------------------------------------
    Maintenance                    Actual Credit to Customer
                                     Not to exceed 25% of
                                 maintenance for the affected sites
                                        for the month
===================================================================


     . The credit due will be reduced by the amount of any credit issued to the end user for On-Time Installation (First Sites) and On-Time Installation (Overall) under the section titled 'Credits for Missed DMOQs' in this Attachment A.

For any event that precipitates this type of credit due, AT&T and NetSolve will jointly perform an operational review to determine the factors that contributed to the situation. Both AT&T and NetSolve will engage the proper extended team to develop process changes to ensure these situations will be remedied for all future activities.

The credits set forth above constitute NetSolve's sole liability, and AT&T's sole and exclusive remedy, for any failure to meet any DMOQs or other metrics.

MISCELLANEOUS

Insufficiently Prepared Site -- In the event that NetSolve or its supplier arrives at a site and cannot complete an installation and must be dispatched a second time due to the site being insufficiently prepared, NetSolve will bill AT&T T&M charges incurred (this is in addition to the standard installation fee). T&M charges will not apply if the site is prepared in accordance with the site survey instructions and the instructions are reasonably deemed inappropriate or inadequate and the condition giving rise to such assessment are reported to NetSolve in writing.

PERFORMANCE REPORTS

NetSolve shall produce the following reports in a timely fashion on a monthly basis:

================================================================================
Management Center Reports      DMOQ Results including:
                               .  Network Availability
                               .  Mean Time to Restore (MTTR) Requiring Dispatch
                               .  Mean Time to Restore (MTTR) Overall
                               .  On Time installation - First Sites
                               .  On Time installation - Overall
                               .  Pro-Active Monitoring
                               .  Trended Ticket & Down Time Report
                               .  Service Performance by Customer
--------------------------------------------------------------------------------
Customer Reports               .  Port Utilization (provided to NetSolve by
                                  AT&T)
                               .  Link Availability (provided to NetSolve by
                                  AT&T)
                               .  Router Utilization (through a mechanism to be
                                  agreed upon within sixty (60) days from
                                  execution of this agreement)
                               .  Ticket Summary
================================================================================

                                                                        12/17/97

                                     -20-                     Agreement #GSA005D
                                                                   Page 20 of 31


                                 ATTACHMENT B
       AT&T MANAGED NETWORK SOLUTIONS WORLDNET MANAGED INTERNET SERVICE

Statement of Work - Summary of Roles and Responsibilities

INTRODUCTION

NetSolve will provide specific services in support of the AT&T MNS Managed Internet Service during the term of this agreement. This document specifies those services that will be provided by NetSolve in support of the AT&T MNS MIS' request. All descriptions found in this section pertain to the "edge router" found on customer premises and do not pertain to LAN or workstation configurations or management. The only exception is the Professional Services section. The definitions and terms found in Attachment D shall apply to this Attachment B.

AT&T MNS MIS PRE-SALE RESPONSIBILITIES

 .  Identify opportunities.
 .  Meet with customer and assess initial requirements.
 .  Provide updated Technical Questionnaire and WOTS, including appropriate information as will be specified for MNS SE to support the MIS "Plus" offer. . Develop customer pricing for network transport and equipment.
 .  Develop and present proposal to potential customer.
 .  Assign a Customer Care PM to work with the particular customer.
 .  Secure signature on contracts.
 .  Customer Care refer to the AT&T MIS' Account Team an MNS Professional
   Services Contract to obtain the customer signature to proceed with any required Professional Services.

NETSOLVE PRE-SALE RESPONSIBILITIES

 . Provide engineering consulting to Emerging Services Technical Support personnel for non-standard requests in support of an efficient pre-sales process.
 .  Develop standard configuration templates for MIS standard CPE configurations.

AT&T MNS MIS POST-SALE RESPONSIBILITIES

 .  Provide NetSolve a completed order form.
 . Provide all appropriate customer information to MNS SE for CPE provisioning. . Inform NetSolve of network transport due date.
 .  Conduct telephone site surveys.
 .  Insure that a Direct Inward Dial line is ordered for Out Of Band testing.

NETSOLVE POST-SALE RESPONSIBILITIES (PRIOR TO INSTALLATION)

 .  Assign a SE to work with the Customer Care PM after a contract is signed by the customer, and the appropriate ordering documents are available.
 .  Provide appropriate Technical documentation for Managed Access Router provisioning.
 . Prepare the System Design Document (SDD/SDP) to include: The customer networking objectives and requirements and a list of equipment to be ordered from a standard list.
 . Specify and design router and other DCE (DSU/CSU) physical and logical configurations and connectivity to meet AT&T Managed Internet Service design parameters.
 .  Design and document Network Management connectivity requirements.

                                                                        12/17/97

                                     -21-                     Agreement #GSA005D
                                                                   Page 21 of 31


 .  Finalize network physical and logical design/map.
 .  Verify and place order with AT&T's equipment vendors on AT&T's behalf if requested by AT&T(AT&T MIS places circuit orders).
 .  Place order for equipment on AT&T's behalf through MNS agreements with vendors if requested by AT&T.
 .  Sell equipment to AT&T MNS if requested by AT&T.
 . Provide tiered support for the CPE managed equipment and configurations to Customer Care at test and turn-up.


AT&T WS CUSTOMER CARE INSTALLATION RESPONSIBILITIES

 .  Advise all team members of project schedule and track progress.
 .  Site review and survey performed via telephone interview.
 .  Insure that the Direct Inward Dial line is installed and working.
 .  Work with the customer to tele-install the CPE equipment.
 .  Acceptance testing, confirm connection to router and network.
 .  Verify that network and equipment connectivity and configurations are supporting customer ordered MIS features.
 .  Notify the MNS Center, via telephone call, of customer acceptance.

PIM/CPE STAGING

NetSolve will coordinate the installation process and develop all necessary configurations. NetSolve can either stage and configure the equipment at NetSolve headquarters, or work with an AT&T designated service provider. Options for on-site installation or telephone-supported installation are available.


NETSOLVE INSTALLATION RESPONSIBILITIES

 .  Design and document equipment configurations and associated router software configurations.
 .  Coordinate, order, receive, stage, configure and ship CPE equipment if requested by MNS.
 .  Coordinate Installation Activities (physical and logical).
 . Set destination and source address filters, as defined in the TQ by customer. . Enable IP default routes on customer edge router(s).
 .  Set routing filters on customer edge router(s).
 . Support AT&T Customer Care to tele-install access router on customer site - both on-site physical installation as well as any remote configuration activities, as required.
 .  Pass any necessary information to AT&T MIS Network Care necessary to configure MIS access routers (Source Address Assurance, etc.).
 . Any installation support or project management not defined above will be referred to and charged for as Professional Services.

PROVISIONING DMOQS

 . The NetSolve Center will have 1 calendar day from the time of notification that the tele-install is complete to confirm end-to-end connectivity and verify that the customer's router can be seen by the Center.

                                                                        12/17/97

                                     -22-                     Agreement #GSA005D
                                                                   Page 22 of 31


MAINTENANCE SUPPORT

 . Primarily, the NetSolve Center is responsible for pro-active monitoring of a 'Plus' customer's site and taking appropriate action based on alarm conditions.

AT&T MIS CUSTOMER CARE MAINTENANCE RESPONSIBILITIES

 .  Point of contact for all customer issues.
 . Customer Care provides Single Point of Contact (SPOC) to the customer and dispatches appropriately. Any problems not isolated back to the Managed Edge Router will be dispatched by Customer Care unless defined in the Professional Services section (e.g., local loop, transport, frame relay, or Internet access problems).
 .  Directory Administration (NOC).
 .  Billing to the end-user customer.
 .  Collections.
 .  MIS Customer Care will keep customers apprised of progress of trouble isolation.
 . MIS Customer Care will only refer troubles isolated to the edge router to the NetSolve Center, unless cooperative testing is necessary to isolate the trouble.
 .  MIS Customer Care receives customer inquiry and trouble calls - NetSolve
   Center provides CPE back office support to AT&T MIS Customer Care Group.

NetSolve Management Center Maintenance Responsibilities

 . Proactively monitor Customer Premise Equipment (edge router to MIS cloud), 7 days per week. 24 hours per day (7x24) and report to AT&T MIS Customer Care any Service affecting CPE troubles and transport alarms detected by the CPE.
 .  Proactively diagnose, isolate, and resolve troubles with physical equipment
   (hardware and software) or logical routing and filtering.
 .  Work with AT&T MIS Customer Care for trouble resolution.
 . Support CPE configurations and protocol environments defined in the MIS TSD as listed in appendix A.

Document and maintain:
 .  network design (SDD/SDP).
 .  database of all CPE (manufacturer, type, model, serial number, and rev number).
 .  edge router IP access filters (and provide AT&T MIS information needed to re-
   configure AT&T's access filters) if ordered.
 .  edge router password administration.
 .  edge router configurations.
 .  centralized backup of routing configurations with Inband and Out of Band download capability.
 . CPE capacity management (CPU utilization, Inbound - Outbound Interface utilization - plus other capabilities to be mutually agreed upon within sixty
   (60) days following execution of agreement. conformance to the AT&T Managed Internet Service User Network Interface. For example, no unregistered IP addresses will be propagated to the AT&T Managed Internet Service network (configure edge routers to block all IPX SAPs to AT&T network).
 .  Reload of configurations in emergency conditions.
 .  Loading of certified router IOS software updates as mutually agreed between
   AT&T NUS and MNS.
 . Coordinate actions with AT&T Managed Internet Service Network Care whenever changing router parameters specified in the Technical Provisioning Document or otherwise affecting the AT&T Managed Internet Service.
 .  Participate in testing and turning up of service on the AT&T Managed Internet
   Service network.

                                                                        12/17/97

                                     -23-                     Agreement #GSA005D
                                                                   Page 23 of 31


REFERRALS/HANDOFFS BETWEEN AT&T MIS CUSTOMER CARE AND NETSOLVE DMOQ'S

 .  Every maintenance call will be handled in a courteous and professional manner
   100% of the time.
 .  All incoming calls will have an "average speed of answer" of 30 seconds or less during business hours.
 .  MIS Customer Care will be advised every 60 minutes of the status of any CPE trouble.
 .  MIS Customer Care will be given an estimated time of repair upon each update.

 .  A trouble ticket will be generated for every trouble call.
 .  All trouble calls referred to MNS will be tracked and databased for:

 .  Time generated
 .  Time resolved
 .  Trouble reported
 .  Resolution
 .  Status of trouble

[Text is marked through here, with a note to move to page 25]


Enhanced Maintenance DMOQ's (Provided option for systems work is contracted for by AT&T)

 .  Customers sites will be monitored for active service and AT&T MIS Customer
   Care will be informed of a service outage within:
 .  5 minutes 85% of the system reported time
 .  10 minutes 95% of the system reported time
 .  15 minutes 100% of the system reported time

 .  Repairs will be completed in the time frames promised to the MIS Customer
   Care 90% of the time, +/-15 minutes.
 . CPE only troubles will be diagnosed and restore steps taken within 1 hour of trouble reporting 98% of the time.

AVERAGE TIME TO RESTORE SERVICE

NetSolve will report MTTR by cause and restoral time histogram, as is reported for MRS. If AT&T elects to purchase the Incremental DMOQ reports development, then the following DMOQ's will be reported as well:

LOGICAL RELATED TROUBLES (IN-BAND OR OUT OF BAND FIX):
 .  CPE troubles will be resolved within 2 hours 40% of the time
 .  CPE troubles will be resolved within 4 hours 85% of the time
 .  CPE troubles will be resolved within 8 hours 90% of the time
 .  Repairs will be fixed correctly on the first occurrence, 95% of the time

HARDWARE RELATED TROUBLES (ADVANCED REPLACEMENT NEXT DAY OPTION) UPON CUSTOMER RECEIPT OF EQUIPMENT

AND TELE INSTALL

                                                                        12/17/97

                                     -24-                     Agreement #GSA005D
                                                                   Page 24 of 31


 .  CPE troubles will be resolved within 2 business hours 40% of the time
 .  CPE troubles will be resolved within 4 business hours 85% of the time
 .  CPE troubles will be resolved within 6 business hours 90% of the time
 .  Repairs will be fixed correctly on the first occurrence, 95% of the time

3) PROCESS DEVELOPMENT AND INTEGRATION

The MNS product management organization must allocate resources to work process integration issues with AT&T WorldNet MIS. These process include 1) Provisioning, 2) Maintenance 3) Disconnect 4) Expedite 5) CPE ordering, staging, shipment, 6) In process metric reporting, 7) In process metric root cause analysis and improvement 8) Offer improvement/modifications.

4) NEW OFFER DEVELOPMENT SUPPORT
New services or service features may be co-developed and offered at mutually agreed upon prices such as:
1)  Extended Service options for CPE
2)  Additional CPE configurations and vendors (Bay)
3)  Integrated service offers,
4)  Security management options
5)  MUX support
6)  MBONE
7) Professional Services may also be offered to the customer under a contract with MNS.
8) Components of Professional Services may be added to this statement of work in the future as their demand and marketability are better understood. Appendix B contains an initial set of potential Professional Services that may be offered to customers. Professional services pricing from NetSolve to AT&T is the same as item 10, in Table 1, Paragraph 4, of Amendment No.5 to the agreement.



5) SERVICE DISCONNECTION

Based on an order from AT&T MIS Customer Care, MNS SE will coordinate the disconnection of service from a customers site. This effort will include:

 .  Date/time coordination
 .  Remove monitoring capability
 .  provide instructions for CPE return
 .  Track returned CPE

6) IN PROCESS METRIC REPORTING

MNS Center will report once a month on all listed DMOQs. DMOQs that are not being met, will be reported bi weekly with corrective action plans.

DMOQ REPORTING

NetSolve currently provides an extensive range of DMOQ reporting for MRS each month. If these reports can be used as already developed, they can readily be provided for WNMIS at no additional fee.

The WNMIS SOW requests several additional reports, including:
 . % of time customers notified of problems within specified time windows . % of time logical troubles resolved within 2, 4, and 8 hours
 .  % of time hardware fixed within 2, 4, or 8 hours after tech arrives

                                                                        12/17/97

                                     -25-                     Agreement #GSA005D
                                                                   Page 25 of 31



System development work and staff training will be required to provide these reports, and can be undertaken for a one-time fee. Professional services pricing from NetSolve to AT&T is the same as item 10, in Table 1, Paragraph 4, of Amendment No.5 to the agreement.



=======================================================================================================================
DIRECT MEASURES OF                   TARGET                                 CREDIT FOR MISSED DMOQ
 QUALITY ("DMOQ")
=======================================================================================================================
Pro-Active Monitoring       80% in the aggregate       For the first month the objective is not met, the credit will
 - % of troubles            for all end users          be equal to $/*/ for each WNMIS site which had downtime
 NetSolve calls                                        for an outage and was not reported by NetSolve within
 Customer Care first and                               thirty (30) minutes.  for any subsequent months the target
 within 30 minutes                                     objective is not met, the credit will be equal to $/*/ for each
                                                       WNMIS site which had downtime for an outage and was
                                                       not reported by NetSolve within thirty (30) minutes.
-----------------------------------------------------------------------------------------------------------------------
On-Time Installation        95% in the aggregate       The credit will be equal to $/*/ for each WNMIS site that
                            for all end user           was installed after the scheduled due date.  No credit will
                            installations              be due for any site that is rescheduled with an interval of less than five (5) business days from the end of the day the reschedule notice was received by NetSolve.
-----------------------------------------------------------------------------------------------------------------------
Average Time to             The MTTR                   The credit will be equal to $/*/ for each WNMIS site that
 Restore Service            requirements set forth     had Average Time to Restore Service in excess of the
                            under Average Time to      Target.  The credit will not exceed $/*/ per WNMIS site per
                            Restore Service -          month.
                            Logical and Hardware
-----------------------------------------------------------------------------------------------------------------------
Call Receipt - Average      80% within 30 seconds      None
 time customer in queue     in the aggregate for all
 waiting to be picked up    end users
 for trouble reporting
-----------------------------------------------------------------------------------------------------------------------


[Handwritten note]

7) NETWORK ACCESS, SUPPORT SYSTEMS

AT&T MNS will need to procure redundant and diverse access into the common backbone for the purpose of monitoring "in band access" of customer CPE. AT&T and NetSolve organizations will need to architect this access to fit their organization and support needs. Additionally, there will be a need for network support systems to deliver the MIS offer that are the responsibility of NetSolve. The cost of this access and support systems are the responsibility of AT&T

----------------------------------------------------------------------------
AN ASTERISK (/*/) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
----------------------------------------------------------------------------

                                                                        12/17/97

                                     -26-                     Agreement #GSA005D
                                                                   Page 26 of 31



                                  APPENDIX A
                                 SUPPORTED CPE

This section may be updated in the future based upon mutual agreement between AT&T and NetSolve. The following vendors' access routers are supported as part of the Managed Access Router Service/Managed Internet Services:

ROUTERS
Cisco 2501 Router
Cisco 2502 Router
Cisco 2513 Router
Cisco 2514 Router
Cisco 2515 Router
Cisco 4500 Router
Cisco 4700 Router
Option - Dual Ethernet
Option - Token Ring
Cisco 7505 Router with HSSI Interface
Option - Dual Ethernet
Option - Dual Fast Ethernet
Option - Dual Token Ring
Option - FDDI Multimode
Option - 64MB DRAM

ROUTER IOS
Cisco IOS 11.x

CSU/DSU
Cray DCP 3080
Digital Link Solo Encore
Digital Link 3100
Paradyne 316x
Paradyne 3610
Paradyne 96xx

OUT OF BAND MODEMS
Multi Modem MT 1932BL
Paradyne 3820

PROTOCOLS
IP
ROUTING PROTOCOLS
BGP4, RIPV1, RIPV2 and Static

                                                                        12/17/97

                                     -27-                     Agreement #GSA005D
                                                                   Page 27 of 31



                                  APPENDIX B

         - ADDITIONAL PROFESSIONAL SERVICES AVAILABLE THROUGH NETSOLVE

These services will be billed based on time and materials expended by NetSolve. These charges, when requested in writing by AT&T MNS, will be included in the bill to AT&T from NetSolve. The types of on-site services to be provided will be :

 .  Perform address renumber design for customer network.
 .  Perform individual address (IP) assignments behind the customer access router.
 .  Perform on-site surveys.
 .  Obtain information from customer as required to Change the LAN physical and
   logical design (if addressing    changes needed).
 .  Enable dynamic address discovery scheme (i.e. DHCP) for corporate LAN users
   (note: remote access assignment is performed by AT&T).
 .  Installation Support.
 .  Configuration of client workstations, proxy servers, and IP gateways with address of AT&T DNS Server.
 .  recommend performance improvements to customer.

                                                                        12/17/97

                                     -28-                     Agreement #GSA005D
                                                                   Page 28 of 31



ATTACHMENT D

NetSolve will direct all aspects of installation, including connectivity testing, acceptance and service turnup. Installation has both logical and physical components as described below for WorldNet IVUS.


Logical Installation

NetSolve will provide logical connectivity testing of the client network to ensure that client network nodes are able to communicate utilizing the MNS-supported client network protocols. The initial test will ensure that the NetSolve management work center has connectivity to the client's network. Upon verification of that service link. NetSolve will verify that each node can successfully communicate with other client network nodes as specified in the logical routing tables.

NetSolve will; (1) conduct logical connectivity testing of the work center's monitoring capability, and; (2) develop and cooperatively apply standard network acceptance tests between the work center and designated client interface(s) to ensure connectivity from one client router LAN port to another. These tests will exercise the designated client routing protocols.

PHYSICAL INSTALLATION:

NetSolve will provide staging of new or re-installed client network site equipment in which CPE is configured, burned-in and shrink wrapped for shipping to the designated client site.

NetSolve will perform physical site installations of CPE between the hours of 8 AM to 5 PM [local time] Monday through Friday, utilizing either an AT&T 3rd party onsite supplier or a NetSolve contracted supplier.

Out-of-hours physical installation will be performed subject to a time and materials charge dependent on a geographic installation scale. Clients must make arrangements at least 10 business days in advance for this support.

                                                                        12/17/97

                                     -29-                     Agreement #GSA005D
                                                                   Page 29 of 31


                                 ATTACHMENT H

MANAGED NETWORK SERVICE COMMERCIAL & MIDDLE MARKET SALES PROCESS

This Attachment for Contract Services ("Attachment H') to the Agreement covers services ("Services") that NetSolve shall provide to AT&T in support of the Commercial & Middle Markets (CMID) Sales process for quoting Managed Network Services (MNS), as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment.

For purposes of this Attachment the following Paragraphs in the Agreement are replaced with the Paragraphs below:

PARAGRAPH I - STATEMENT OF WORK

NetSolve shall provide contract services to AT&T in support of AT&T's CMID Sales Process in accordance with the "Statement of Work," Attachment H-1 hereto. Variations to this Statement of Work and its requirements as set forth in Attachment H-1 may be requested from time to time by AT&T without the need for formal amendment of Attachment H-1. The pricing contained herein shall apply to services requested or any variations, provided that the variations requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested variations which NetSolve feels will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing. NetSolve shall not proceed with Services for any such variation for which increased changes are proposed, unless and until AT&T and NetSolve Contract Representatives agree, in writing, to NetSolve's increased charges.

PARAGRAPH 2 - CONTRACT REPRESENTATIVE:

AT&T's Contract Representative for this Attachment H is the Director of Business Alliance. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

PARAGRAPH 3 - TERM
The effective date of this Attachment H is October 1, 1997 and it shall end on December 31, 1999.

PARAGRAPH 4 - PAYMENT
For services performed by NetSolve under this Attachment H, AT&T will pay NetSolve the following:

1. AT&T agrees to pay $/*/ per proposal for all Managed Network Service proposals. NetSolve will modify an existing proposal up to three times to include a new site or an alternate maintenance or lease term at no additional charge. Significant redesigns or a change of hardware vendor will be considered a new proposal.

2. AT&T agrees to pay $/*/ for each pre-qualification form sent to NetSolve where it is determined that the solution will not fit into a standard MNS bundle.

PARAGRAPH 7 - INVOICING AND PAYMENT

NetSolve's invoice shall be rendered at the end of each month, and shall be payable within 30 days of receipt. NetSolve shall mail invoices with copies of any supporting documentation required by AT&T to the address shown on this Agreement or an order.

--------------------------------------------------------------------------------
AN ASTERISK (/*/) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
--------------------------------------------------------------------------------

                                                                        12/17/97

                                     -30-                     Agreement #GSA005D
                                                                   Page 30 of 31


                                ATTACHMENT H-1
                        MRS PROPOSAL STATEMENT OF WORK

1.   OVERVIEW

NetSolve and AT&T Commercial & Middle markets (CMM) wish to streamline the cycle time, and improve accuracy in the design and pricing of the new bundles for Managed Router Services. NetSolve will develop a network design and price quote for opportunities generated by AT&T's CMID sales organization that fit within the new MRS bundles.

2.   NETSOLVE PRE-SALES RESPONSIBILITIES

2.1  INTERVIEW PROSPECT

Pre-qualification forms for MRS bundled services will be sent to NetSolve. Upon receiving a pre-qualification form, NetSolve will contact a prospect and conduct a technical interview to gather the necessary information to design and price a Managed Router bundle. The initial prospect call will be made within one business day of receipt of the pre-qualification form. Although NetSolve will attempt to contact the prospect within one business day, the prospect's schedule and knowledge of their network dictate the actual time required for interview completion. If NetSolve is unsuccessful in obtaining an interview schedule with the prospect after three attempts (including voice mail), the qualification form will be returned to the appropriate DNAE and DNSM for follow up.

2.2  DETERMINE SOLUTION FIT

NetSolve will utilize a standard set of criteria included in Exhibit 1 in order to determine the proper solution. If the solution is determined to fall outside one of the bundles, NetSolve will forward the opportunity back to the DNAE to be sent to his/her Data Network Consultant (DNC for completion.

2.3  COMPLETE STANDARD MNS PRICING AND DESIGN

NetSolve will complete an appropriate network design and pricing within 48 hours for non-SNA offer bundles, and 96 hours for other offer bundles. The timing on this deliverable is measured from the completion of the prospect interview. The pricing includes quotes for management, equipment, cables, installation, and maintenance. Equipment pricing will include terms indicated on the pre-qualification form.

2.4  CREATE NETWORK MAP

NetSolve will create a network map that accompanies the pricing information in 2.3.

2.5  PROVIDE DNAE CHECKLIST

NetSolve will include the appropriate DNAE checklist with each pricing, and design package.

3.   NETSOLVE POST SALES RESPONSIBILITIES

3.1  COMPLETE AND FORWARD CUSTOMER IMPLEMENTATION PLAN

After AT&T has received a contract for a Managed Router Service solution, NetSolve will complete and forward a Project Summary Description to facilitate the transfer of information to the appropriate "service factory." A copy of this implementation plan is provided in Exhibit 2.

3.2  SALES PROCESS PERFORMANCE REPORTING

NetSolve will track and report on all the bundled Managed Router Service quoting activity for the Commercial and Middle Markets organization completed by NetSolve. Monthly and calendar year to date statistics will be warehoused and reported. NetSolve will report the following metrics by service product type and total:
     .  Number of Proposals
     .  Number of Sites
     .  Closure percentage
     .  Proposal aging histogram
     .  Interval from proposal information release to contract sign
     .  Interval from pre-qualification arrival to interview
     .  Interval from interview to proposal

3.3  UPDATE PRODUCT FEATURES AND PRICING

NetSolve will update product features and pricing within three business days of receipt from AT&T. If AT&T should release changes on a more periodic basis than monthly, then AT&T and NetSolve agree to negotiate an appropriate increase in the fee per proposal.

                                                                        12/17/97

                                     -31-                     Agreement #GSA005D
                                                                   Page 31 of 31


4.   COMMUNICATIONS

4.1  NETSOLVE/SALES FORCE

NetSolve will communicate initially with the field using ATTmail and Word documents in RTF format. In the long term, the intention is to use a Web interface to communicate to the field from a pre-qualification form and proposal response perspective.

4.2  NETSOLVE FACTORIES

The Project Summary Description included in Exhibit 2 will be the primary method for interfacing the quoting capability of NetSolve with other AT&T MNS factories.

4.3  NETSOLVE/PRODUCT HOUSE

NetSolve will interface at least quarterly with the AT&T individuals and organizations responsible for the MRS family in order to stay current with future directions and strategy.

5.   AT&T RESPONSIBILITIES

5.1  PRE-SALES

AT&T DNAEs will determine whether the solution to be offered fits within a standard MRS bundle prior to sending the pre-qualification form to NetSolve. If, after NetSolve contacts the customer to develop the network design, it is determined that the proposal will not fit into a standard bundle, then NetSolve will contact the DNAE to explain the situation, and pass along all new information gathered. The DNAE is then responsible for working with an AT&T DNC to develop the design and price quote.

                                                                        12/17/97

                                      -1-                              Exhibit 1


                          EXPRESS/MRS/FRAD DIFFERENCES

EXPRESS:
================================================================================
Size:                          .   Target less than 50 Customer Sites
--------------------------------------------------------------------------------
Protocols:                     .   IP, IPX, SDLC and LLC2
--------------------------------------------------------------------------------
Equipment:                     .   Cisco, Bay Networks and 3COM routers
                               .   Racal, Larscom CSUs (others supported, but
                                   not sold)
--------------------------------------------------------------------------------
Router Ownership:              .   AT&T or Customer Owned
--------------------------------------------------------------------------------
Geography:                     .   USA (48 Contiguous States) and Canada
--------------------------------------------------------------------------------
Transport:                     .   Frame Relay
--------------------------------------------------------------------------------
Integrated Access              .   Logical Pass-Through Support
--------------------------------------------------------------------------------
Performance:                   .   99.5% Service Availability Guarantee (USA,
                                   AT&T Provided Routers). Must miss 2
                                   consecutive months for refund.
--------------------------------------------------------------------------------
Installation:                  .   45-Day Interval (60 Days With SNA)
================================================================================


MRS

MRS is any router-based service that falls outside of the Express definition. There are some service definitions to understand:

================================================================================
        FEATURE                                COMMENTS
--------------------------------------------------------------------------------
Equipment                      .   Cisco, Bay routers
                               .   Paradyne, Cray CSUs.  No CSU required
                                   internationally.
                               .   Racal and Motorola modems required globally
--------------------------------------------------------------------------------
Protocols                      .   TCP/IP
                               .   Novell IPX
                               .   Data Link Switching (DLSw)
                               .   Source Route Bridging
                               .   Sync Pass Through
                               .   SDLC to LLC 2 Conversion (SDLLC)
                               .   AppleTalk Phase II
                               .   Transparent Bridging
                               .   OSI (ISO CLNS)
                               .   Banyan VINES
                               .   DEC MOP Bridging
                               .   DECnet IV
                               .   DEC LAT Bridging
--------------------------------------------------------------------------------

                                      -1-                              Exhibit 1

================================================================================
                                               Translational Bridging
--------------------------------------------------------------------------------
Interfaces                     .   Token Ring 4 & 16 Mbps
                               .   FDDI Single, Multi, Hybrid
                               .   Integrated Ethernet Hubs
                               .   HSSI
                               .   Ethernet/802.3 10 Mbps
                               .   SNA / SDLC Serial
                               .   Integrated ISDN BRI Interface
                               .   Asynchronous Terminal Interface
--------------------------------------------------------------------------------
Integrated Access              .   Logical pass-through
                               .   Shared access for WorldNet and WICS requires
                                   COB approval
--------------------------------------------------------------------------------
Dial back-up                   .   ISDN: U.S. only; MRS only
                               .   POTS: Worldwide MRS or FRAD (ICB for Express)
                               .   For International, PTT will provide any CSU
                                   or modems needed; just quote basic router
                                   (2501, e.g.)
--------------------------------------------------------------------------------
Enhanced Performance           .   Qtly, intended to give more insight than the
 Reports Option                    regular monthly reports
                               .   MRS and FRAD
--------------------------------------------------------------------------------
Bell Labs Review Option        .   Annual meeting to review network performance
--------------------------------------------------------------------------------
Transport                      .   MRS supports PL, FR, hybrid, and switched
                                   digital
--------------------------------------------------------------------------------
Mgmt channel port/PVC          .   Included for frame networks
                               .   Additional charge for PL networks
--------------------------------------------------------------------------------
Fault Management Service       .   Maintenance MUST be purchased through AT&T,
                                   even though the equipment wasn't
--------------------------------------------------------------------------------
Network Support Service        .   Proactive monitoring only
--------------------------------------------------------------------------------
Installation                   .   60 days for the first two sites
--------------------------------------------------------------------------------
Other                          .   Site survey included
                               .   No availability guarantee
                               .   Custom Offer board (COB) for networks not
                                   covered by the above description.
================================================================================


FRAD

Managed FRAD service is targeted at those networks that are almost exclusively SNA, and plan to be so for the next three years. A few key points to know:

================================================================================
        FEATURE                                COMMENTS
--------------------------------------------------------------------------------
Equipment                      .   Motorola Vanguard
--------------------------------------------------------------------------------
Transport                      .   Frame relay only
--------------------------------------------------------------------------------
Protocols                      .   SDLC
                               .   BSC-3270
                               .   SDLC Conversation
================================================================================

                                      -1-                              Exhibit 1

--------------------------------------------------------------------------------
Interfaces           .Serial
                     .Ethernet/802.3
                     .Token Ring 802.5
--------------------------------------------------------------------------------
Integrated Access    .Logical Pass-through support
--------------------------------------------------------------------------------
Geography            .U.S. only
--------------------------------------------------------------------------------
Options available    .Enhanced reporting (see MRS)
                     .AT&T Labs Review (see MRS)
                     .POTS dial back-up
--------------------------------------------------------------------------------
Installation         .60 days
--------------------------------------------------------------------------------

                                      -2-                              Exhibit 2



                                   [Graphic]



--------------------------------------------------------------------------------

                                 CUSTOMER NAME
                            PROJECT SUMMARY DOCUMENT


AT&T Managed Network Service
(Customer Engineer)


                          AT&T Managed Router Service
                        9130 Jollyville Rd., Suite 200
                               Austin, TX 78759

                                      -2-                              Exhibit 2



--------------------------------------------------------------------------------

                                (CUSTOMER NAME)
                            PROJECT SUMMARY DOCUMENT

--------------------------------------------------------------------------------
AT&T Managed Network Service
(customer engineer)



Abstract:  This document describes all known information about the proposal process and initial design work done for the named customer network. This document is to be used by AT&T implementation factories to deploy Managed Networks.

--------------------------------------------------------------------------------
Version 1.0                                                     Form Version 2.0

                                      -2-                              Exhibit 2


REVISION AND REVIEW HISTORY

This Document has been modified as follows:

--------------------------------------------------------------------------------
   Date             Revision           Author              Sections
--------------------------------------------------------------------------------
 12/24/97              1.0             Author           Initial Creation


--------------------------------------------------------------------------------

This Document has been reviewed as follows:

--------------------------------------------------------------------------------
   Date             Revision           Author              Sections
--------------------------------------------------------------------------------
12/24/97               1.0          Contact Name         Customer Name


--------------------------------------------------------------------------------




This Form has been modified as follows:

--------------------------------------------------------------------------------
   Date             Revision           Author              Sections
--------------------------------------------------------------------------------
12/16/95               1.0          Steve Davies       Initial Creation
12/19/95               1.1          Steve Davies       All
04/24/96               1.2          Jorge Chong        All
05/29/96               1.3          Steve Davies       5
08/09/96               1.4          Steve Davies       9
03/05/97               2.0          Steve Davies       Modified for Factory Use
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Version 1.0                                                     Form Version 2.0

                                      -2-                              Exhibit 2

                               Table of Contents




1.0 INTRODUCTION...............................................................6

     1.01  GENERAL.............................................................6
     1.02  TIMELINE............................................................6
     1.03  CONTACTING THE AUSTIN NMC...........................................6

2.0 PRE-QUALIFICATION INFORMATION..............................................6

3.0 CUSTOMER INTERVIEW INFORMATION.............................................9

4.0 PROJECT SUMMARY DATA.......................................................7

     4.01  STATEMENT OF PURPOSE................................................7
     4.02  CURRENT CUSTOMER ENVIRONMENT........................................7
           4.02.1 Current Network/Application Architecture.....................7
           4.02.2 Business Goals/ Network Overview.............................7
     4.03  SOLUTION REQUIREMENTS...............................................7
           4.03.1 Application Description and Traffic Requirements.............7
           4.03.2 Performance Requirements.....................................8
           4.03.3 Availiability Requirements...................................8
           4.03.4 Diaster Recovery Requirements................................8
           4.03.5 Network Management Requirements..............................8
           4.03.6 Architecture/Design Assumptions and Constraints..............8
           4.03.7 Unresolved Issues and/or Other Requirements..................8
     4.04  SOLUTION DESCRIPTION................................................8
           4.04.1 Description of End-to-End Solution...........................8
           4.04.2 ACCUWAN Configuration - Remote Sites.........................8
           4.04.3 ACCUWAN Configuration - Central Sites........................8
           4.04.4 Back-up and Disaster Recovery Configuration..................8

5.0 CONTACT INFORMATION........................................................8

     5.01  PRIMARY CUSTOMER CONTACTS...........................................8
     5.02  SYSTEM AND APPLICATION CONTACTS.....................................9

6.0 LOCATIONS..................................................................9

     6.01  EXISTING EQUIPMENT..................................................9
     6.02  NEW EQUIPMENT.......................................................9

7.0 NETWORK ADDRESS DESIGN....................................................10

     7.01  IP ADDRESS PLAN....................................................10
     7.02  IPX ADDRESS PLAN...................................................10
     7.03  SNA ADDRESS PLAN...................................................11

--------------------------------------------------------------------------------
Version 1.0                                                     Form Version 2.0

                                      -2-                              Exhibit 2

                                List of Figures

FIGURE 1 TIMELINE..............................................................6
FIGURE 3 EXISTING EQUIPMENT LOCATIONS..........................................9
FIGURE 4 IP ADDRESS INFORMATION...............................................10
FIGURE 5 IPX ADDRESS INFORMATION..............................................11
FIGURE 6 SNA ADDRESS INFORMATION..............................................11



--------------------------------------------------------------------------------
Version 1.0                                                     Form Version 2.0

                                                                       Exhibit 2

1.0  INTRODUCTION

This document provides reference information about the information gathered to date while working with this customer. You will find tables in this document that are blank, or sparsely populated because we may not discover all of the information this document is capable of relaying.

1.01 GENERAL

The document outlines data gathered in the standard interview and pre-design phases of a Managed Network Solution sale. We have also documented any information that we feel is out of the ordinary.

1.02 TIMELINE *(N/A)

The following table outlines key milestones in this project from a customer expectation perspective.

----------------------------------------------------------------
ACTIVITY                             PLAN DATE  COMPLETE DATE
----------------------------------------------------------------
Customer Signature
AT&T Frame Relay Group Acceptance
Frame Relay Orders Issued
AT&T Equipment Group Acceptance
Equipment Orders Issued
Customer Orders Modem Lines
First circuit install date
First router install date
Last router install date
----------------------------------------------------------------

FIGURE 1 TIMELINE

1.03 CONTACTING THE AUSTIN NMC *(N/A)

The primary interface for questions about this information will be the Austin AT&T Network Management Center (NMC). Please direct all inquiries to the NMC.

AT&T Network Management Center

                              PIM Name
                              Project Implementation Manager
                              Pager: PIM's Pager number

Fax correspondence may be directed to

2.0  PRE-QUALIFICATION INFORMATION

Shown below is data gathered from the DNAE in the initial stages of the sales process.
                            (PREQUALIFICATION FORM)

--------------------------------------------------------------------------------
Version 1.0                           -6-                       Form Version 2.0

                                                                       Exhibit 2

3.0  CUSTOMER INTERVIEW INFORMATION

During the sales unprocess, our center contacts the customer and performs an interview designed to uncover missing information and unusual circumstances. The results of that interview are shown below along with the questions asked.

                      (CUSTOMER INTERVIEW QUESTIONNAIRE)

4.0  PROJECT SUMMARY DATA

This section is intended to follow the outline of a PSD. We will provide as much data as we have. In some instances, since we are remote from the customer, we will not be able to provide as much data as a PSD produced by a Data Network Consultant.

4.01 STATEMENT OF PURPOSE

The intent of this section is to provide a concise summary of work done on an ACCUWAN project to serve as a handoff mechanism to the ACCUWAN Implementation Engineers. The document contains information on the customer's environment and requirements, and specific details of the solution proposed. It is believed that most of the information requested below will be readily available as a result of work done on a project. Making references to attached documents (as long as they are available electronically) is permitted. Italicized text is used to give an explanation of each section.


4.02 CURRENT CUSTOMER ENVIRONMENT


4.02.1 CURRENT NETWORK/APPLICATION ARCHITECTURE



4.02.2 BUSINESS GOALS/NETWORK OVERVIEW



4.03 SOLUTION REQUIREMENTS


4.03.1 APPLICATION DESCRIPTION AND TRAFFIC REQUIREMENTS*(N/A)

--------------------------------------------------------------------------------
Version 1.0                           -7-                       Form Version 2.0

                                                                       Exhibit 2

4.03.2 PERFORMANCE REQUIREMENTS *(N/A)


4.03.3 AVAILABILITY REQUIREMENTS *(N/A)


4.03.4 DISASTER RECOVERY REQUIREMENTS


4.03.5 DIAL BACKUP SUPPORT IS/IS NOT REQUIRED AT THIS TIME


4.03.6 NETWORK MANAGEMENT REQUIREMENTS *(N/A)


4.03.7 ARCHITECTURE/DESIGN ASSUMPTIONS AND CONSTRAINTS *(N/A)


4.03.8 UNRESOLVED ISSUES AND/OR OTHER REQUIREMENTS *(N/A)

4.04 SOLUTION DESCRIPTION


4.04.1 DESCRIPTION OF END-TO-END SOLUTION


4.04.2 ACCUWAN CONFIGURATION - REMOTE SITES

See attached Powerpoint diagram

4.04.3 ACCUWAN CONFIGURATION - CENTRAL SITES

See attached Powerpoint diagram

4.04.4 BACK-UP AND DISASTER RECOVERY CONFIGURATION


5.0  CONTACT INFORMATION

5.01 PRIMARY CUSTOMER CONTACTS
The two primary interfaces from (customer name) for the network implementation will be:

--------------------------------------------------------------------------------
Version 1.0                           -8-                       Form Version 2.0

Name :
        -----------------------------------
Phone:
        -----------------------------------
Pager:
        -----------------------------------

Customer Technical Contact will be considered the decision maker for technical issues during the implementation.


5.02  SYSTEM AND APPLICATION CONTACTS*(N/A)

System :
                ---------------------   ---------------------
Administrator :
                ---------------------   ---------------------
Phone Number :
                ---------------------   ---------------------
Pager :
                ---------------------   ---------------------


6.02 LOCATIONS

6.01  EXISTING EQUIPMENT

The following sites are known to have existing equipment. This equipment will be utilized in the new network and thus will be converted to AT&T frame relay service.

--------------------------------------------------------------------------
  SITE               ZIP   MAKE  MODEL  DESCIRPTION   OPERATIONAL  STAGING

 ADDRESS   CITY  ST  CODE               OF EQUIPMENT    YES/NO      DATE
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------


FIGURE 2 EXISTING EQUIPMENT LOCATIONS


6.02  NEW EQUIPMENT



--------------------------------------------------------------------------------
Version 1.0                           -9-                       Form Version 2.0

                                                                       Exhibit 2

For a detailed, site-by-site list of equipment to be installed, refer to the Network Design document attached to this Implementation Plan.

7.0 NETWORK ADDRESS DESIGN *(N/A)

If during our work with the customer, we have identified any protocol specific information about this design, we will list it here. Understanding that the implementing center will have their own requirements, we will limit this seciton to special circumstances.

7.01    IP ADDRESS PLAN *(N/A)

Listed below are any special circumstances related the IP Address plan.

-------------------------------------------------------------------------
  SITE                                       IP ADDRESS        SUBNET
               CITY       ST
 ADDRESS                      NPA/NXX       RANGE IN USE        MASK

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

FIGURE 3 IP ADDRESS INFORMATION

We assume the implementing AT&T factory will create an IP network address plan additional data gathered from the customer, along with standard practices and procedures for network design..

7.02    IPX ADDRESS PLAN *(N/A)

Listed below are any special circumstances related the IPX Address plan.

-------------------------------------------------------------------------

  SITE                         SOFTWARE    INTERNAL     EXTERNAL    FRAME
                               VERSION
 ADDRESS   CITY  ST  NPA/NXX  OF NETWARE  IPX ADDRESS  IPX ADDRESS  TYPE
                                SERVER

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
Version 1.0                          -10-                       Form Version 2.0

                                                                       Exhibit 2

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

FIGURE 4 IPX ADDRESS INFORMATION

We assume the implementing AT&T factory will create an IPX network address plan using additional information gathered from the customer, along with standard practices and procedures for network design.


7.03 SNA ADDRESS PLAN *(N/A)

Listed below are any special circumstances related to the IPX Address plan.

--------------------------------------------------------------------------------

  SITE                         IBM     TOKEN RING OR     RING     XID     SDLC
                                      SERIAL ATTACHED
 ADDRESS   CITY  ST  NPA/NXX  DEVICE                    NUMBER  ADDRESS  ADDRESS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FIGURE 5 SNA ADDRESS INFORMATION

We assume the implementing AT&T factory will create an SNA network address plan using additional information gathered form the customer, along with standard practices and procedures for network design.

--------------------------------------------------------------------------------
Version 1.0                          -11-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D

                                                                 Amendment No. 6


The Contract Services Agreement effective August 1, 1995, between NetSolve, Incorporated ("NetSolve") and AT&T Corp. (AT&T") as heretofore modified by Amendments Number 1, 2, 3, 4 and 5 (collectively the "Agreement" ) is further amended as follows effective as of February 20, 1998:

1) Attachment J entitled "Smart Frame Relay Service offerings Trial Period" is hereby added and by this reference made part of this Agreement.

               ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


NETSOLVE, INCORPORATED                     AT&T CORP.


By:   [Michael Turner]                     By:    [Judi Arney]
       --------------                              ----------


Signature: [Signature of Michael Turner]   Signature: [Signature of Judi Arney]
            ---------------------------                -----------------------


Title:  [VP Marketing]                     Title: [Supplier Manager]
         ------------                              ----------------


Date:  [2/19/98]                           Date:  [2/23/98]
        -------                                    -------


--------------------------------------------------------------------------------
Version 1.0                          -12-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D


                                 ATTACHMENT J

                           Smart Frame Relay Service
                                 Trial Period


This Attachment for Contract Services ("Attachment J") to the Agreement covers the trial period for CO FRAD Smart Frame Relay Service, Systems Integration, Project Management and Installation Coordination ("Service") that NetSolve shall provide to AT&T in support of AT&T's CO FRAD Service offering, as requested by AT&T and as described herein. This Attachment is an integral part of the Agreement and shall be governed by the terms of the Agreement. In the event of any conflict between the terms of this Attachment and the terms of the Agreement, the terms of this Attachment shall prevail with respect to the Services provided under this Attachment J.

For purposes of this Attachment J the following Paragraphs in the Agreement are deleted in their entirety and replaced with the Paragraphs below:

PARAGRAPH 1 - STATEMENT OF WORK:

NetSolve shall provide Services to AT&T in support of AT&T's CO FRAD Smart Frame Relay Service offering trial period in accordance with the "Statement of Work," Attachments J-1, J-2, and J-3 hereto. Services shall be available to AT&T in the United States. Modifications to this Statement of Work and its requirements as set forth in Attachments J-1, J-2 and J-3 may be requested from time to time by AT&T without the need for a formal amendment to Attachment J. The pricing contained herein shall apply to Services requested or any modification, provided that the modifications requested do not require the furnishing of more material or labor by NetSolve or longer times for performance of services. NetSolve shall immediately notify AT&T's Contract Representative, in writing, of any requested modification which NetSolve feels will require an increase to the prices contained in Paragraph 4 - Payment for Services, and shall furnish the amount of such proposed increase in such writing. Following delivery of such notice, NetSolve shall not proceed with Services for any such modification until AT&T and NetSolve Contract Representatives agree, in writing, to the appropriate charges.

PARAGRAPH 2 - CONTRACT REPRESENTATIVE:

AT&T's Contract Representative for this Attachment J is Owen Brennan. AT&T will notify NetSolve in writing if a new Contract Representative is designated by AT&T.

PARAGRAPH 3 - TERM

The effective date of this Amendment No. 6 is February 20, 1998. This Amendment covers a "Trial Period", which is defined as a minimum of 1000 units installed and in service. This Amendment shall continue until replaced with a new amendment which AT&T intends to execute for full deployment of the CO FRAD Smart Frame Relay Service after the initial Trial Period. When that amendment is signed, those fees and terms and conditions will supercede all provisions of this Amendment No. 6.

Either AT&T or NetSolve may terminate this Amendment No. 6 (in which case AT&T will assume the NetSolve responsibilities) effective ninety days after written notice.

NetSolve will be ready to implement customer networks forty-five 45 days after contract signature.

--------------------------------------------------------------------------------
Version 1.0                          -13-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D

PARAGRAPH 4 - PAYMENT FOR SERVICES

For services performed by NetSolve under this Attachment J, AT&T will pay NetSolve the following:

1) For the Services described in Attachments J-1 through J-3 the charges shall be as follows:

Monthly Service Prices - Recurring Services

SFRS 1 - $/*/ Per DSU Per Month
SFRS 2 - $/*/ Per DSU Per Month

Services Prices - Non Recurring Services

Project Implementation Fee - Waived for Trial Period
Remote Installation using an AT&T contractor - Waived for Trial Period

Rescheduling Charges

Standard NetSolve rescheduling fee for each site that requires rescheduling with less than seven (7) days advance notice. No charges will be assessed for the first such rescheduling of each site.

Standard Rescheduling Fee - $50 per DSU site

Monthly Minimum (To be negotiated after the Trial Period during the General Agreement)

Time and Material Services

All Time and Material Services are to be authorized in writing by AT&T prior to the actual dispatch of on-site work by NetSolve or a NetSolve provider.

 .    $200 per hour for on-site work (minimum of 4 hours plus travel expenses if requested for on-site work); $165 per hour for Time and Material Services done remotely. No travel expenses will apply if none are incurred by NetSolve or charged to NetSolve by its provider.

Project Initiation Fees

AT&T has agreed to provide, at no charge, a number of important infrastructure cost, e.g., management ports and PVCs, Visual DSUs, and all the necessary hardware and software required to implement the Visual PAM function. In addition, NetSolve will be required to modify and add new systems, processes and tools in order to support this service. A one time charge for implementing this project due upon initiation of the Trial Period is $350,000.

Pricing After initial Trial Period
The pricing of the Services described in Attachment J will be reviewed after the completion of a 1000 device trial installation and support period (Trial Period). Pricing may be either increased or decreased upon mutual agreement based on NetSolve's experience in interfacing with the AT&T systems and other processes, as well as NetSolve gaining an understanding of the time actually required to perform these services. Absent such agreement on pricing, either AT&T or NetSolve may elect to cap the number of devices to be installed and managed or to terminate the Services and this Amendment 6.


--------------------------------------------------------------------------------
Version 1.0                          -14-                       Form Version 2.0


--------------------------------------------------------------------------------
ASTERISK (/*/) APPEARS ON THIS PAGE AT EACH PLACE WHERE INFORMATION HAS BEEN OMITTED. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION WITH A REQUEST FOR CONFIDENTIAL TREATMENT OF THE OMITTED INFORMATION.
--------------------------------------------------------------------------------

                                                                    Attachment J
                                                         To Agreement No. GSA00D

                                 ATTACHMENT J-1

DESCRIPTION OF SERVICES

SYSTEMS INTEGRATION, PROJECT MANAGEMENT, AND INSTALLATION COORDINATION -

STATEMENT OF WORK

Service Description This Statement of Work for NetSolve's Systems Integration, Project Management, and Installation Coordination service defines the responsibilities and deliverables for AT&T and NetSolve with respect to coordinated ordering, delivery, and installation coordination of DSU/CSUs (DSU) and ports and PVCs in support of the AT&T Smart Frame Relay Service Level 1 and Level 2 (SFRS1 & SFRS2, respectively).

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by SFRS1 or SFRS2.

NETSOLVE RESPONSIBILITIES

Program Management

  NetSolve will develop the NetSolve Operations Support Systems (OSS) and Performance Archive Manager (PAM) system enhancements to provide the SFRS1&2 service.

Project Management

  NetSolve will perform the following project management tasks:

    A.  Input required End User information into AT&T's Order Manager system

    B. Input required End User information into NetSolve's OSS Management system

    C.  Enter required End User information in the Performance Archive Manager
        (PAM) platform based on SFRS level supported

    D. Place order with AT&T (to be billed to End User) for the Network Components of the SFRS service including the ports and PVCs

    E. Place order with AT&T for the PVC management channel from each DSU to the NetSolve NMC (to be billed to End User or provided at no charge by AT&T)

    F. Develop an installation schedule with the End User contact for each site based on installation intervals supplied by AT&T

    G. Verify correct circuit numbers, DLCI information, and firm order commitment dates (against End User requested date) as received from AT&T Order management system

    H. Provide site survey information for the End User, as required, to enable proper equipment installation

    I. Track and report systems integration and equipment installation status to AT&T and End User at times and in a format selected by NetSolve and follow up with AT&T, the equipment suppliers, and the End User to reschedule if dates are missed, or change

    J.  Interface directly with mutually agreed upon AT&T systems

    K. Conduct a post-installation review with the End User and initiate necessary corrective action


--------------------------------------------------------------------------------
Version 1.0                          -15-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D

    L. Create, issue, manage, and maintain the IP address plan to connect the DSUs to the management tools

Installation

  NetSolve will perform the following with respect to End User installations:

    A. NetSolve will coordinate testing of the End User premise DSU equipment with the AT&T frame relay to test for end-to-end Link Management Interface (LMI) connectivity of all the managed components as each site installation is completed

    B. NetSolve will turn up and verify the operational status of the OSS and Visual Networks polling and archiving systems in accordance with the SFRS1&2 services

Post Installation Activities

 . NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from SFRS1 to SFRS2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

NetSolve Reporting

 A. NetSolve will report on the following metrics:

    1.  Number of Sites Scheduled

    2.  Number of Sites Installed

    3.  % Installed On Time to Interval

    4.  % On Time to Customer Request Date

    5.  Average Interval:

        a.  AT&T Signed Order to Installation Complete

        b.  Order to NetSolve to NetSolve Order of Services

        c.  Order to NetSolve to All Firm Order Commitment Dates Received

    6.  Jeopardy Analysis for Misses categorized by:

        a.  Customer issues

        b.  NetSolve Internal Operations

        c.  Vendor (Install, Maintenance)

        d.  Carrier (LEC and IXC) Provisioning

        e.  Non-Carrier Vendors

   NetSolve and AT&T will mutually agree on these metrics as well as the metrics containing performance penalties.

Billing

    A. NetSolve will provide AT&T information reasonably required for AT&T to resolve billing issues with End Users.

--------------------------------------------------------------------------------
Version 1.0                          -16-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D


AT&T RESPONSIBILITIES

Program Management

 A. Provide NetSolve with an order document (either electronic or FAX) containing information mutually agreed to by NetSolve and AT&T

 B. Provide NetSolve the recommended equipment configurations for Network Components

 C. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

 D. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

 E. Provide Visual Networks DSUs to a third party service provider chosen by AT&T for NetSolve to coordinate with on Installation.

 F. Introduce to NetSolve appropriate third party contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

Systems Integration

 AT&T shall provide the following systems integration support:

 A. Train the appropriate NetSolve staff (at NetSolve's location) on the AT&T internal systems to be used by NetSolve

Project Management

AT&T shall provide the following project management support:

 A. Provide the properly configured DSUs and associated cables to each customer location to support the program

 B. Provide necessary installation of DSUs at each customer location

 C. Manage issues pertaining to circuit installation by the local exchange carrier on an escalation basis as requested by NetSolve

 D. Provide NetSolve with site, contact (including any applicable escalation lists and off-hours contacts), and technical information reasonably required by NetSolve to perform its responsibilities

 E. Provide NetSolve with the network management transport components including PVCs, ports, circuits, and access charges at the NetSolve NMC

Billing

 AT&T will manage all policy based billing issues relative to the End User

END USER RESPONSIBILITIES

 A. AT&T is responsible for site preparation in accordance with manufacturer's specifications

 B. AT&T will allow access to their site for installation services, as reasonably requested


--------------------------------------------------------------------------------
Version 1.0                          -17-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D


                                 ATTACHMENT J-2

SMART FRAME RELAY SERVICE-LEVEL 1 ("SFRS1") - STATEMENT OF WORK

Service Description SFRS1 is a network management service for frame relay data
transport and RMONbased DSUs/CSUs supplied by Visual Networks ("DSU").   The
service includes proactive monitoring of the DSU, certain defined fault identification and resolution processes, DSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by SFRS1.

NETSOLVE RESPONSIBILITIES
  Monitoring and Fault Management

  NetSolve will perform the following Monitoring and Fault Management activities:

   A. Provide the End User with appropriate NMC contact information.

   B. Provide 24 hour per day, 7 day per week monitoring of the End User's DSUs from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the DSU. The following parameters will be set in the DSU to generate alarms:

      1.  PVC utilization and throughput

      2.  Access line utilization and throughput

   C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from customer indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

      1. Notify the End User (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

      2. Notify the End User designated contact of the outage and provide such contact with status updates

      3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

          a. Notify End User to verify site power and operating location integrity

          b.  Analyze alarm/trap log for the site to determine source of trouble

          c. Check DSU for availability and if site DSU appears functional NetSolve will:

              i) Open a Trouble Ticket electronically in AT&T's Ticket Manager system

              ii)     Monitor Ticket Manager for updates from AT&T/LEC testing

              iii) Upon resolution notification from Ticket Manager, test for LMI and notify the End User of service restoration

          d.  If trouble appears to be site DSU related, NetSolve will:

              i) Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center

--------------------------------------------------------------------------------
Version 1.0                          -18-                       Form Version 2.0

                                                                    Attachment J
                                                         To Agreement No. GSA00D

              ii) Dispatch a service technician to the End User site when necessary, and manage situation to service restoration

              iii)    Close ticket in AT&T's Ticket Manager system

    D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

    E. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

    F. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled DSU in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis.

Information Management and Reporting.

NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of SFRS1, for each DSU included in Network Components.

    A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

    B.  DMOQ performance on the following metrics:

        1.  Call Center Responsiveness

            a.  Number of Calls

            b.  Average Speed of Answer

            c.  Abandoned Call Rate

            d.  Average Time for Abandon Calls

        2.  Operations & Fault Management

            A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available. The reports will be modified to reflect the difference between MRS and the SFRS services.

        3. NetSolve and AT&T will mutually agree on these metrics as well as the metrics containing performance penalties.

Post Installation Activities

 . NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from SFRS1 to SFRS2 Service

 . NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs) as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

Software and Firmware Control

NetSolve will perform the following with respect to Software and Firmware
Control:

    A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or

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        which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per DSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

    B. Maintain a back-up copy of the DSU software in a management platform in the NMC for downloading or modification.

AT&T RESPONSIBILITIES

Program Management

    A. Provide NetSolve the recommended equipment configurations for Network Components

    B. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

    C. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

    D. Provide the Visual Networks DSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

    E. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

END USER RESPONSIBILITIES

    A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the DSU. If in connection with providing SFRS1 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

    B. The End User must provide at its cost a management channel PVC from each DSU to the NMC.

    C. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.


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                                 ATTACHMENT J-3

SMART FRAME RELAY SERVICE-LEVEL 2 ("SFRS2") - STATEMENT OF WORK

Service Description SFRS2 is a network management service for frame relay data transport and RMON-based DSUs/CSUs supplied by Visual Networks ("DSU"). The service includes proactive monitoring of the DSU, certain defined fault identification and resolution processes, DSU software upgrade services, and reporting. These services will be provided to AT&T end user customers ("End Users") by NetSolve acting on behalf of AT&T. These services will be provided remotely from the NetSolve Network Management Center ("NMC").

The terms Network or Network Components mean all hardware and network components from the managed DSU at one location to the managed DSU at any other location, including the frame relay ports and PVCs and local access to the AT&T frame relay switch, for any locations covered by SFRS2.

NETSOLVE RESPONSIBILITIES
  Monitoring and Fault Management

  NetSolve will perform the following Monitoring and Fault Management activities:

   A.  Provide the End User with appropriate NMC contact information.

   B. Provide 24 hour per day, 7 day per week monitoring of the End User's DSUs from the NMC. Monitoring will consist of a combination of polling and threshold alarms from the DSU. The following parameters will be set in the DSU to generate alarms:

       1.  PVC utilization and throughput

       2.  Access line utilization and throughput

   C. Upon receipt of a "Loss of LMI" alarm at the NMC from a DSU, or a call from customer indicating a network outage or performance issue, fault identification and resolution procedures will be implemented to include the following:

       1. Notify the End User (except where the End User has reported the outage) that an alarm has been received and that the fault identification and resolution process is being implemented

       2. Notify the End User designated contact of the outage and provide such contact with status updates

       3. Open a Trouble Ticket in NetSolve's Trouble Ticket system and initiate fault isolation procedures including:

           a. Notify End User to verify site power and operating location integrity

           b. Analyze alarm/trap log for the site to determine source of trouble

           c. Check DSU for availability and if site DSU appears functional NetSolve will:

               i) Open a Trouble Ticket electronically in AT&T's Ticket Manager system

               ii) Monitor Ticket Manager for updates from AT&T/LEC testing

               iii) Upon resolution notification from Ticket Manager, test for LMI and notify the End User of service restoration

           d.  If trouble appears to be site DSU related, NetSolve will:

                i) Utilize additional non-managed parameters available from the DSUs to assist in troubleshooting efforts and customer presentation as needed from either the NMC or AT&T Network Operations Center

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                ii)      Dispatch a service technician to the End User site when
                         necessary, and manage situation to service restoration

                iii)     Close ticket in AT&T's Ticket Manager system

    D. Escalate Trouble Tickets within the NetSolve organization on a standard schedule established by NetSolve which is based upon target fault isolation and repair times. While escalation is automatic, the End User may request escalation with NetSolve at any time.

    E. When fault isolation procedures indicate a problem with non-Network Components, NetSolve will provide the End User with information gathered during the fault isolation process in an effort to aid the End User in restoring service.

    F. Store information to be mutually agreed upon (for a period of time to be mutually agreed upon) from each polled DSU in the Performance Archive Manager (PAM) system to aid in the analysis of network performance problems on an as needed basis.

Reporting

 .   NetSolve will provide SFRS2 customers with Web access to monthly performance and availability reports as defined by AT&T and mutually agreed.

 .   NetSolve will provide report interpretation and consultation to the End User at a rate of 30 minutes per 20 SFRS2 sites (in the aggregate), per month. Interpretation and consultation requirements in excess of this amount of time will be billed to AT&T by NetSolve as professional services fees.

Information Management and Reporting

NetSolve will provide the following reporting on a monthly basis, to begin following the first full month of SFRS2, for each DSU included in Network Components.

    A. End User Network Availability Report and Trouble Ticket Summary Report detailing the measured availability and recorded periods of network outage

    B.  DMOQ performance on the following metrics:

        1. Call Center Responsiveness

           a.  Number of Calls

           b.  Average Speed of Answer

           c.  Abandoned Call Rate

           d.  Average Time for Abandon Calls

        2. Operations & Fault Management

           A sample of the current Managed Router Service report is attached to demonstrate the type of reports that can be made available. The reports will be modified to reflect the difference between MRS and the SFRS services.

        3. NetSolve and AT&T will mutually agree on these metrics as well as the metrics containing performance penalties.

Post Installation Activities

 .   NetSolve will coordinate with the appropriate groups inside AT&T to expeditiously enable an installed customer to upgrade from SFRS1 to SFRS2 Service


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 .   NetSolve will provide post-installation end user moves/adds/changes (M/A/Cs)
    as requested by AT&T, and coordinate such activity within the guidelines of new service implementation contained herein

Software and Firmware Control

NetSolve will perform the following with respect to Software and Firmware
Control:

A. Remotely install software upgrades which the End User is entitled to under applicable maintenance agreements between the End User and their equipment maintenance provider, or which are provided by the manufacturer to correct defects. Upgrades requiring additional software / firmware, additional or upgraded hardware, or on-site installation will be performed at an additional fee. Software upgrades in excess of one per DSU per year will be at an additional charge to be mutually agreed upon by AT&T and NetSolve.

B. Maintain a back-up copy of the DSU software in a management platform in the NMC for downloading or modification.

AT&T RESPONSIBILITIES

Program Management

A. Provide NetSolve the recommended equipment configurations for Network Components

B. Provide NetSolve with Visual Networks PAM software and the appropriate hardware and operating environment at no charge

C. Provide NetSolve with on-line access to the appropriate AT&T internal systems at no charge

D. Provide the Visual Networks DSUs to each End User at no charge to NetSolve, and provide insurance coverage to cover risk of loss or damage while in transit or in NetSolve's possession

E. Introduce to NetSolve appropriate partner contacts to allow NetSolve to escalate to these partners in the event of a possible customer satisfaction issue

END USER RESPONSIBILITIES

A. The End User is responsible for managing all non-Network Components, including the LAN or other network environment located on the local side of the DSU. If in connection with providing SFRS2 services, NetSolve isolates the problem to be on the LAN side of the Network Components, an NMC engineer will consult with the End User and obtain written authorization prior to performing additional work, which will be at NetSolve's standard rates for Professional Services. In the event such work is approved and the problem is finally determined to be with a Network Component, no such additional charges will be billed to the End User.

B. The End User must provide at its cost a management channel PVC from each DSU to the NMC.

C. The End User must provide the NMC with notice of any changes which the End User intends to make to the Network Components before such changes are made.


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